                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.      )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Under Rule 14a-12

                 STRATEGIC PARTNERS ASSET ALLOCATION FUNDS
                    STRATEGIC PARTNERS OPPORTUNITY FUNDS
                  STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
                         THE TARGET PORTFOLIO TRUST
----------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                                    N/A
----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials:

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1)  Amount previously paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

                   STRATEGIC PARTNERS ASSET ALLOCATION FUNDS
                  STRATEGIC PARTNERS CONSERVATIVE GROWTH FUND
                    STRATEGIC PARTNERS MODERATE GROWTH FUND
                      STRATEGIC PARTNERS HIGH GROWTH FUND
                      STRATEGIC PARTNERS OPPORTUNITY FUNDS
                     STRATEGIC PARTNERS FOCUSED GROWTH FUND
                     STRATEGIC PARTNERS NEW ERA GROWTH FUND
                     STRATEGIC PARTNERS FOCUSED VALUE FUND
                     STRATEGIC PARTNERS MID-CAP VALUE FUND
                    STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
                    STRATEGIC PARTNERS LARGE CAP GROWTH FUND
                    STRATEGIC PARTNERS LARGE CAP VALUE FUND
                    STRATEGIC PARTNERS SMALL CAP GROWTH FUND
                    STRATEGIC PARTNERS SMALL CAP VALUE FUND
                  STRATEGIC PARTNERS INTERNATIONAL EQUITY FUND
                   STRATEGIC PARTNERS TOTAL RETURN BOND FUND
                           THE TARGET PORTFOLIO TRUST
                     LARGE CAPITALIZATION GROWTH PORTFOLIO
                      LARGE CAPITALIZATION VALUE PORTFOLIO
                     SMALL CAPITALIZATION GROWTH PORTFOLIO
                      SMALL CAPITALIZATION VALUE PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO
                          INTERNATIONAL BOND PORTFOLIO
                          TOTAL RETURN BOND PORTFOLIO
                        INTERMEDIATE-TERM BOND PORTFOLIO
                      MORTGAGE BACKED SECURITIES PORTFOLIO
                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                           IMPORTANT PROXY MATERIALS
                                PLEASE VOTE NOW!
                                  MAY   , 2003

                            ------------------------

Dear Shareholder:

    I am inviting you to vote on several proposals relating to the management and operation of your Fund. A shareholder meeting of each of the Funds identified above is scheduled for July 17, 2003. This package contains information about the proposals and includes materials you will need to vote.

    The Board of Trustees of each Fund has reviewed the proposals and has recommended that the proposals be presented to you for consideration. Although the Trustees have determined that approval of the proposals is in your best interest, the final decision is yours.

    Shareholders of each Fund are being asked to approve many of the same proposals, so in order to save money for your Fund, one proxy statement has been prepared for all of the Funds listed above. To help you understand the proposals, we are including a section that answers commonly asked questions. The accompanying proxy statement includes a detailed description of each of the proposals relating to your Fund.

    Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

    - BY MAIL. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

    - BY INTERNET. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site.

    - BY TELEPHONE. If your Fund shares are held in your own name, call 1-800-690-6903 toll free. If your Fund shares are held on your behalf in a brokerage account with Prudential Securities Incorporated or another broker, call 1-800-454-8683 toll free. Enter your 12-digit control number from your proxy card. Follow the simple instructions.

    If you have any questions before you vote, please call us at 1-866-665-7684. We're glad to help you understand the proposals and assist you in voting. Thank you for your participation.

                                          /s/ Judy A. Rice

                                          Judy A. Rice
                                          PRESIDENT

          IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE
                                   PROPOSALS

    Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q.  WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A.  The purpose of the proxy is to ask you to vote on five primary issues:

    - to elect a new Board of Trustees,

    - to permit the Manager of Strategic Partners Focused Growth Fund, a series of Strategic Partners Opportunity Funds, to enter into or make material changes to its subadvisory agreements without shareholder approval,

    - to approve a new management agreement for Strategic Partners Focused Growth Fund,

    - to approve changes to the fundamental investment restrictions of each Fund of Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, and The Target Portfolio Trust, and

    - to approve amendments to the declaration of trust for your Fund.

Q.  WHY AM I RECEIVING PROXY INFORMATION FOR A FUND THAT I DO NOT OWN?

A. Shareholders of all of the Funds are being asked to approve many of the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, in order to save money for your Fund, one proxy statement has been prepared.

Q.  WHY AM I RECEIVING MORE THAN ONE PROXY STATEMENT OR MAILING?

A. You may receive a separate proxy statement for each Fund that you own. Also, if you hold shares in more than one account--for example, in an individual account and in an IRA--you may receive multiple proxy statements. Each proxy card should be voted and returned.

Q.  ARE YOU RECOMMENDING A NEW BOARD FOR THE FUNDS?

A. Yes. The Board of each of the Funds has nominated for election Independent and Interested Trustees. Most of the nominees already serve as Trustees on some, but not all, of the Fund Boards in the Prudential mutual fund complex.

Q.  WILL THE PROPOSED CHANGES RESULT IN HIGHER MANAGEMENT FEES?

A. No. The rate of the management fees charged to each Fund will not change as a result of any of the proposed changes.

Q.  WILL THE PROPOSED CHANGES RESULT IN HIGHER TRUSTEES' FEES FOR A FUND?

A. No. Although the number of Independent Trustees will increase, the aggregate amount of fees paid by each Fund will not increase, because the same Independent Trustees have been elected to the American Skandia Funds, which will share in paying the fees.

Q. WHAT ARE "FUNDAMENTAL" INVESTMENT RESTRICTIONS, AND WHY ARE THEY PROPOSED TO BE CHANGED?

A. "Fundamental" investment restrictions are limitations placed on a Fund's investment policies that can be changed only by a shareholder vote--even if the changes are minor. The law requires certain investment policies to be designated as fundamental. Each Fund adopted a number of fundamental investment restrictions, and some of those fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Others reflect regulatory requirements that, while still in effect, do not need to be classified as fundamental restrictions.

    The Boards believe that certain fundamental investment restrictions that are not legally required should be eliminated. The Boards also believe that other fundamental restrictions should be modernized and made more uniform. The reason for these changes is to provide greater investment flexibility for the Funds.

Q. DO THE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS MEAN THAT MY FUND'S INVESTMENT OBJECTIVE IS BEING CHANGED?

A.  No.

Q. WHAT WILL BE THE EFFECT OF THE PROPOSED CHANGES TO MY FUND'S FUNDAMENTAL RESTRICTIONS?

A. The Boards do not believe that the proposed changes to fundamental investment restrictions will result in a major restructuring of any Fund's investment portfolio. The changes will allow each Fund greater flexibility to respond to investment opportunities and permit the Boards to make changes in the future that they consider desirable without the necessity of a shareholder vote and the related additional expenses. A shareholder vote is not necessary for changes to non-fundamental investment policies or restrictions.

Q.  HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?

A. The number of votes needed to approve each Proposal differs, due to different requirements imposed by federal and state laws. The descriptions of each Proposal in the enclosed proxy statement identify the number of votes required for each Fund to approve each Proposal.

Q. WHAT IF YOU DO NOT HAVE ENOUGH VOTES TO MAKE THIS DECISION BY THE SCHEDULED SHAREHOLDER MEETING DATE?

A. If we do not receive sufficient votes to hold the meeting, we or Georgeson Shareholder Communications Inc., a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposals by the time of the joint shareholder meeting at 11:00 a.m. on July 17, 2003, the meeting may be adjourned to permit further solicitation of proxy votes.

Q.  HAS EACH FUND'S BOARD APPROVED THE PROPOSALS?

A. Yes. Your Fund's Board has approved the proposals and recommends that you vote to approve them.

Q.  HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a shareholder, you are entitled to one vote for each share you own of your Fund on the record date. The record date is May 16, 2003.

Q.  HOW DO I VOTE MY SHARES?

A. You may vote in any of several different ways. You may vote by attending the Meeting scheduled for July 17, 2003, or you can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding a proposal or how to vote your shares, please call Prudential at 1-866-665-7684.

    You may also vote via the Internet. To do so, have your proxy card available and go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card and follow the instructions found on the web site.

    Finally, you can vote by telephone. If your Fund shares are held in your own name, call 1-800-690-6903 toll free. If your Fund shares are held on your behalf in a brokerage account with Prudential Securities Incorporated or another broker, call 1-800-454-8683 toll free. Enter your 12-digit control number from your proxy card and follow the simple instructions given.

Q.  HOW DO I SIGN THE PROXY CARD?

A. INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

    JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President" underneath the name of the company.

The attached proxy statement contains more detailed information about each of the proposals relating to your Fund. Please read it carefully.

                   STRATEGIC PARTNERS ASSET ALLOCATION FUNDS
                  STRATEGIC PARTNERS CONSERVATIVE GROWTH FUND
                    STRATEGIC PARTNERS MODERATE GROWTH FUND
                      STRATEGIC PARTNERS HIGH GROWTH FUND
                      STRATEGIC PARTNERS OPPORTUNITY FUNDS
                     STRATEGIC PARTNERS FOCUSED GROWTH FUND
                     STRATEGIC PARTNERS NEW ERA GROWTH FUND
                     STRATEGIC PARTNERS FOCUSED VALUE FUND
                     STRATEGIC PARTNERS MID-CAP VALUE FUND
                    STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
                    STRATEGIC PARTNERS LARGE CAP GROWTH FUND
                    STRATEGIC PARTNERS LARGE CAP VALUE FUND
                    STRATEGIC PARTNERS SMALL CAP GROWTH FUND
                    STRATEGIC PARTNERS SMALL CAP VALUE FUND
                  STRATEGIC PARTNERS INTERNATIONAL EQUITY FUND
                   STRATEGIC PARTNERS TOTAL RETURN BOND FUND
                           THE TARGET PORTFOLIO TRUST
                     LARGE CAPITALIZATION GROWTH PORTFOLIO
                      LARGE CAPITALIZATION VALUE PORTFOLIO
                     SMALL CAPITALIZATION GROWTH PORTFOLIO
                      SMALL CAPITALIZATION VALUE PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO
                          INTERNATIONAL BOND PORTFOLIO
                          TOTAL RETURN BOND PORTFOLIO
                        INTERMEDIATE-TERM BOND PORTFOLIO
                      MORTGAGE BACKED SECURITIES PORTFOLIO
                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                            ------------------------

                                   NOTICE OF
                     JOINT SPECIAL MEETINGS OF SHAREHOLDERS
                                 TO BE HELD ON
                                 JULY 17, 2003

                            ------------------------

TO OUR SHAREHOLDERS:

    Joint meetings of the shareholders of each of the above-listed Funds (each, a Meeting) will be held at the offices of Prudential Investments LLC (PI), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey on
July 17, 2003 at 11:00 a.m. Eastern Daylight Time. The purpose of the Meetings is to consider and act upon the following proposals:

    1.  For each Fund, to elect 10 Trustees.

    2. For Strategic Partners Focused Growth Fund, a series of Strategic Partners Opportunity Funds, to permit PI to enter into or make material changes to subadvisory agreements without shareholder approval.

    3. For Strategic Partners Focused Growth Fund, a series of Strategic Partners Opportunity Funds, to approve a new management agreement between Strategic Partners Opportunity Funds, on behalf of Focused Growth Fund, and PI.

    4. For each Fund, except Strategic Partners Asset Allocation Funds, to approve changes to fundamental investment restrictions or policies, relating to the following:

       (a) fund diversification;

       (b) issuing senior securities, borrowing money or pledging assets;

       (c) buying and selling real estate;

       (d) buying and selling commodities and commodity contracts;

       (e) fund concentration;

       (f) making loans; and

       (g) other investment restrictions, including investing in securities of other investment companies.

    5.  For each Fund, to approve amendments to the declaration of trust.

    The Meeting will be a Special Meeting of shareholders of each Fund.

    You are entitled to vote at the Meeting, and at any adjournments thereof, of each Fund in which you owned shares at the close of business on May 16, 2003. If you attend a Meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE OR VOTE BY INTERNET OR TELEPHONE.

By order of the Boards,

/s/ Lori E. Bostrom

Lori E. Bostrom

SECRETARY
Strategic Partners Asset Allocation Funds
  Strategic Partners Conservative Growth Fund
  Strategic Partners Moderate Growth Fund
  Strategic Partners High Growth Fund

Strategic Partners Opportunity Funds
  Strategic Partners Focused Growth Fund
  Strategic Partners New Era Growth Fund
  Strategic Partners Focused Value Fund
  Strategic Partners Mid-Cap Value Fund

Strategic Partners Style Specific Funds
  Strategic Partners Large Cap Growth Fund
  Strategic Partners Large Cap Value Fund
  Strategic Partners Small Cap Growth Fund
  Strategic Partners Small Cap Value Fund
  Strategic Partners International Equity Fund
  Strategic Partners Total Return Bond Fund

The Target Portfolio Trust
  Large Capitalization Growth Portfolio
  Large Capitalization Value Portfolio
  Small Capitalization Growth Portfolio
  Small Capitalization Value Portfolio
  International Equity Portfolio
  International Bond Portfolio
  Total Return Bond Portfolio
  Intermediate-Term Bond Portfolio
  Mortgage Backed Securities Portfolio
  U.S. Government Money Market Portfolio

Dated: May   , 2003.

PROXY CARDS FOR YOUR FUND ARE ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARDS IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU CAN ALSO VOTE YOUR SHARES THROUGH THE INTERNET OR BY TELEPHONE USING THE 12-DIGIT "CONTROL" NUMBER THAT APPEARS ON THE ENCLOSED PROXY CARDS AND FOLLOWING THE SIMPLE INSTRUCTIONS. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES AND "FOR" EACH PROPOSAL.

                   STRATEGIC PARTNERS ASSET ALLOCATION FUNDS
                  STRATEGIC PARTNERS CONSERVATIVE GROWTH FUND
                    STRATEGIC PARTNERS MODERATE GROWTH FUND
                      STRATEGIC PARTNERS HIGH GROWTH FUND
                      STRATEGIC PARTNERS OPPORTUNITY FUNDS
                     STRATEGIC PARTNERS FOCUSED GROWTH FUND
                     STRATEGIC PARTNERS NEW ERA GROWTH FUND
                     STRATEGIC PARTNERS FOCUSED VALUE FUND
                     STRATEGIC PARTNERS MID-CAP VALUE FUND
                    STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
                    STRATEGIC PARTNERS LARGE CAP GROWTH FUND
                    STRATEGIC PARTNERS LARGE CAP VALUE FUND
                    STRATEGIC PARTNERS SMALL CAP GROWTH FUND
                    STRATEGIC PARTNERS SMALL CAP VALUE FUND
                  STRATEGIC PARTNERS INTERNATIONAL EQUITY FUND
                   STRATEGIC PARTNERS TOTAL RETURN BOND FUND
                           THE TARGET PORTFOLIO TRUST
                     LARGE CAPITALIZATION GROWTH PORTFOLIO
                      LARGE CAPITALIZATION VALUE PORTFOLIO
                     SMALL CAPITALIZATION GROWTH PORTFOLIO
                      SMALL CAPITALIZATION VALUE PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO
                          INTERNATIONAL BOND PORTFOLIO
                          TOTAL RETURN BOND PORTFOLIO
                        INTERMEDIATE-TERM BOND PORTFOLIO
                      MORTGAGE BACKED SECURITIES PORTFOLIO
                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                            ------------------------

                                PROXY STATEMENT
                     JOINT SPECIAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD ON JULY 17, 2003

                            ------------------------

    This proxy statement is being furnished to holders of shares of each of the above-listed investment companies (each, a Trust) and their series (each, a Fund) in connection with the solicitation by their respective Boards of proxies to be used at joint meetings (Meetings) of shareholders to be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on
July 17, 2003, at 11:00 a.m., Eastern Daylight Time, or at any adjournment or adjournments thereof. The Meeting will be a special meeting of shareholders of each Fund. This proxy statement is being first mailed to shareholders on or about June 5, 2003.

    Each Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). Each Trust is organized as a Delaware statutory trust. The shares of beneficial interest of each Fund are referred to as "Shares," the holders of the Shares are "Shareholders," each Trust's Board of Trustees is referred to as a "Board" and the trustees are "Board Members" or "Trustees" (collectively referred to as Trustees). A listing of the formal name for each Trust and Fund and the abbreviated name for each Trust and Fund that is used in this proxy statement is set forth below.

                                                                         ABBREVIATED
TRUST AND FUND NAME                                                         NAME
-------------------                                           ---------------------------------
Strategic Partners Asset Allocation Funds...................  Asset Allocation
    Strategic Partners Conservative Growth Fund.............  Conservative Growth
    Strategic Partners Moderate Growth Fund.................  Moderate Growth
    Strategic Partners High Growth Fund.....................  High Growth
Strategic Partners Opportunity Funds........................  Opportunity Funds
    Strategic Partners Focused Growth Fund..................  Focused Growth
    Strategic Partners New Era Growth Fund..................  New Era Growth
    Strategic Partners Focused Value Fund...................  Focused Value
    Strategic Partners Mid-Cap Value Fund...................  Mid-Cap Value
Strategic Partners Style Specific Funds.....................  Style Specific
    Strategic Partners Large Cap Growth Fund................  Large Cap Growth
    Strategic Partners Large Cap Value Fund.................  Large Cap Value
    Strategic Partners Small Cap Growth Fund................  Small Cap Growth
    Strategic Partners Small Cap Value Fund.................  Small Cap Value
    Strategic Partners International Equity Fund............  International Equity
    Strategic Partners Total Return Bond Fund...............  Total Return Bond
The Target Portfolio Trust..................................  Target
    Large Capitalization Growth Portfolio...................  Target Large Cap Growth
    Large Capitalization Value Portfolio....................  Target Large Cap Value
    Small Capitalization Growth Portfolio...................  Target Small Cap Growth
    Small Capitalization Value Portfolio....................  Target Small Cap Value
    International Equity Portfolio..........................  Target International Equity
    International Bond Portfolio............................  Target International Bond
    Total Return Bond Portfolio.............................  Target Total Return Bond
    Intermediate-Term Bond Portfolio........................  Target Intermediate Bond
    Mortgage Backed Securities Portfolio....................  Target Mortgage
    U.S. Government Money Market Portfolio..................  Target U.S. Government

    Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the Funds' Manager under one or more management agreements with each Fund (each, a Management Agreement). Investment advisory services are also provided to the Funds by the following subadvisers (each, a Subadviser).

FUND                                          SUBADVISER                                     ADDRESS
----                         --------------------------------------------  --------------------------------------------

Conservative Growth          RS Investment Management, LP                  388 Market St.,
                                                                           Suite 1700,
                                                                           San Francisco, CA 94111

                             Jennison Associates, LLC (Jennison)           466 Lexington Avenue,
                                                                           New York, NY 10017

                             Pacific Investment Management Company LLC     840 Newport Center Drive,
                                                                           Suite 300,
                                                                           Newport Beach, CA 92660

                             EARNEST Partners LLC                          75 14th Street,
                                                                           Suite 2300,
                                                                           Atlanta, GA 30309

                             Prudential Investment Management, Inc. (PIM)  Prudential Plaza,
                                                                           Newark, NJ 07102

FUND                                          SUBADVISER                                     ADDRESS
----                         --------------------------------------------  --------------------------------------------
Moderate Growth              RS Investment Management, LP                  (see above)

                             Jennison                                      (see above)

                             Lazard Asset Management                       1 Rockefeller Plaza,
                                                                           NY, NY 10020

                             Pacific Investment Management Company LLC     (see above)

                             PIM                                           (see above)

                             EARNEST Partners LLC                          (see above)

High Growth                  RS Investment Management, LP                  (see above)

                             Jennison                                      (see above)

                             Lazard Asset Management                       (see above)

                             EARNEST Partners LLC                          (see above)

                             PIM                                           (see above)

Focused Growth               Alliance Capital Management, L.P. (Alliance)  1345 Avenue of the Americas,
                                                                           New York, NY 10105

                             Jennison                                      (see above)

                             PIM                                           (see above)

New Era Growth               Jennison                                      (see above)

                             Calamos Asset Management, Inc.                1111 E. Warrenville Road,
                                                                           Naperville, Illinois 60563-1463

Focused Value                Salomon Brothers Asset Management Inc.        750 Washington Boulevard,
                                                                           11th Floor,
                                                                           Stamford, CT 06901

                             Davis Selected Advisers, LP                   2949 East Elvira Road,
                                                                           Suite 101,
                                                                           Tucson, Arizona 85706

Mid-Cap Value                Fund Asset Management L.P. (Mercury           800 Scudders Mill Road,
                             Advisors)                                     Plainsboro, NJ 08536

                             Harris Associates, L.P.                       Two North LaSalle Street,
                                                                           Chicago, IL 60602-3790

Large Cap Growth             Oak Associates, Ltd.                          3875 Embassy Parkway,
                                                                           Suite 250,
                                                                           Akron, OH 44333

                             Columbus Circle Investors                     Metro Center,
                                                                           One Station Place,
                                                                           8th Floor,
                                                                           Stamford, CT 06902

Large Cap Value              Hotchkis and Wiley Capital Management LLC     725 South Figueroa Street,
                                                                           Suite 3900,
                                                                           Los Angeles, CA 90017-5439

                             J.P. Morgan Investment Management Inc.        522 Fifth Avenue,
                                                                           New York, NY 10036

FUND                                          SUBADVISER                                     ADDRESS
----                         --------------------------------------------  --------------------------------------------
Small Cap Growth             Sawgrass Asset Management, L.L.C.             1579 The Greens Way,
                                                                           Suite 20,
                                                                           Jacksonville Beach, FL 32250

                             J.P. Morgan Fleming Asset Management (USA)    522 Fifth Avenue,
                             Inc.                                          New York, NY 10036

Small Cap Value              National City Investment Management Company   1900 East Ninth Street,
                                                                           Locator 2220,
                                                                           Cleveland, OH 44101-0756

                             EARNEST Partners LLC                          (see above)

International Equity         Lazard Asset Management                       (see above)

Total Return Bond            Pacific Investment Management Company LLC     (see above)

Target Large Cap Growth      Columbus Circle Investors                     (see above)

                             Oak Associates, Ltd.                          (see above)

Target Large Cap Value       Hotchkis and Wiley Capital Management LLC     (see above)

                             J.P. Morgan Investment Management, Inc.       (see above)

Target Small Cap Growth      J.P. Morgan Fleming Asset Management (USA)    (see above)
                             Inc.

                             Sawgrass Asset Management (USA) Inc.          (see above)

Target Small Cap Value       National City Investment Management Company   (see above)

                             EARNEST Partners LLC                          (see above)

Target International Equity  Lazard Asset Management                       (see above)

Target International Bond    Fischer Francis Trees & Watts, Inc.           200 Park Avenue,
                                                                           NY, NY 10166

Target Total Return Bond     Pacific Investment Management Company LLC     (see above)

Target Intermediate Bond     Pacific Investment Management Company LLC     (see above)

Target Mortgage              Wellington Management Co.                     75 State Street,
                                                                           Boston, Massachusetts 02109

Target U.S. Government       Wellington Management Co.                     (see above)

    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the distributor of the Funds' shares. The Funds' transfer agent is Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830. As of December 31, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $86.1 billion. Each Fund has a Board of Trustees which, in addition to overseeing the actions of the Fund's Manager and Subadviser, decides upon matters of general policy.

                               VOTING INFORMATION

    In the case of Asset Allocation, Opportunity Funds and Style Specific, the presence, in person or by proxy, of forty percent (40%) of the Shares of the Trust (or of each Fund for a Proposal where Funds vote separately) outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting. In the case of Target, the presence, in person or by proxy, of one-third (33 1/3%) of the Shares of the Trust (or of a Fund for Proposal
Nos. 4 and 5) outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting.

    Shareholders of each Trust vote together on Proposal No. 1. Only Shareholders of Focused Growth vote on Proposal Nos. 2 and 3. Shareholders of each Fund vote separately on Proposal Nos. 4 and 5 (except Shareholders of Asset Allocation, who do not vote on Proposal No. 4).

    If a quorum is not present at a Meeting, or if a quorum is present at that Meeting but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares present and entitled to vote at the Meeting in person or by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all Shares other than those Shares as to which they have been directed to vote against a Proposal, in which case such Shares will be voted AGAINST the proposed adjournment with respect to that Proposal. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the Shares represented thereby, with respect to matters to be determined by a majority or plurality of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the affirmative vote of a specified percentage of the total Shares outstanding, an abstention or broker non-vote will be considered present for purposes of determining a quorum but will have the effect of a vote against such matters. Accordingly, abstentions and broker non-votes will have no effect on Proposal No. 1, for which the required vote is a plurality of the votes cast, but effectively will be a vote against the other Proposals, which require approval of either a majority of the outstanding voting securities under the 1940 Act or a majority of the outstanding voted securities.

    The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Shares will be voted FOR the nominees named herein for the Board of the Fund to which the proxy card relates and FOR the remaining Proposals described in this proxy statement and referenced on the proxy card. If any nominee for the Fund Boards should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as management may recommend. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective your revocation must be received by the Fund prior to the related Meeting and must indicate your name and account number. In addition, if you attend a Meeting in person you may, if you wish, vote by ballot at that Meeting, thereby canceling any proxy previously given.

    The close of business on May 16, 2003 has been fixed as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meetings. Information as to the number of outstanding Shares for each Fund as of the record date is set forth below:

FUND                                      CLASS A      CLASS B      CLASS C      CLASS Z       TOTAL
----                                     ----------   ----------   ----------   ----------   ----------
Asset Allocation
  Conservative Growth..................
  Moderate Growth......................
  High Growth..........................
Opportunity Funds
  Focused Growth.......................
  New Era Growth.......................
  Focused Value........................
  Mid-Cap Value........................
Style Specific
  Large Cap Growth.....................
  Large Cap Value......................
  Small Cap Growth.....................
  Small Cap Value......................
  International Equity.................
  Total Return Bond....................
Target*
  Target Large Cap Growth..............          --           --           --           --
  Target Large Cap Value...............          --           --           --           --
  Target Small Cap Growth..............          --           --           --           --
  Target Small Cap Value...............          --           --           --           --
  Target International Equity..........          --           --           --           --
  Target International Bond............          --           --           --           --
  Target Total Return Bond.............          --           --           --           --
  Target Intermediate Bond.............          --           --           --           --
  Target Mortgage......................          --           --           --           --
  Target U.S. Government...............          --           --           --           --

*   Target does not have separate classes.

    None of the Proposals require separate voting by class. Each Share of each class is entitled to one vote. To the knowledge of management, the executive officers and Board Members of each Fund, as a group, owned less than 1% of the outstanding Shares of each Fund as of May 16, 2003. A listing of persons who owned beneficially more than 5% of any class of the Shares of a Fund as of May 16, 2003 is contained in Exhibit A.

    COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS OF A FUND MAY OBTAIN WITHOUT CHARGE ADDITIONAL COPIES OF THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE FUND AT GATEWAY CENTER THREE, 100 MULBERRY STREET, 4TH FLOOR, NEWARK, NEW JERSEY 07102, OR BY CALLING 1-800-225-1852 (TOLL FREE).

    Each full Share of each Fund outstanding is entitled to one vote, and each fractional Share of each Fund outstanding is entitled to a proportionate share of one vote, with respect to each matter to be voted upon by the Shareholders of that Fund. Information about the vote necessary with respect to each Proposal is discussed below in connection with each Proposal.

    Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the Shareholder. We have been advised that Internet voting procedures that have been made available to you are consistent with the requirements of law.

                               TO ELECT TRUSTEES
                                 PROPOSAL NO. 1

DISCUSSION

    The Board of each Trust has nominated the 10 individuals identified below for election to each Trust's Board. Pertinent information about each nominee is set forth in the listing below. Each of the nominees has indicated a willingness to serve if elected. All but one of the nominees currently serve as Directors or Trustees on some, but not all of the funds in the Prudential retail mutual fund complex. The remaining nominee (Mr. Carson), currently does not serve as a Director or Trustee for any of the funds in the Prudential retail mutual fund complex, but serves as a Director of the American Skandia Advisor Funds, Inc.

    Because many of the other funds within the Prudential retail mutual fund complex are also asking shareholders to elect the same individuals, if the Shareholders of each Trust elect each nominee, most of the funds within the Prudential retail mutual fund complex will be overseen by a common Board. As part of the creation of a common Board, certain individuals currently serving as Trustees of each Trust have not been nominated for election. Each of the current Trustees of each Trust who have not been nominated have announced their intention to resign their positions if Shareholders elect the nominees. Each of the nominees have announced their intention to serve on the Board if elected by Shareholders.

    Each Trust's current Trustees believe that creating a common Board is in the best interests of each Trust. The principal reasons for adding these individuals are:

    - to bring additional experience and diversity of viewpoints to the Board;

    - to bring the benefit of experience derived from service on the boards of the other Prudential mutual funds;

    - to promote continuity on the Board; and

    - to achieve efficiencies and coordination in operation, supervision and oversight of the Funds which may be derived from having the same individuals serve on the Board of most of the Prudential retail mutual funds.

    If elected, all nominees will hold office until the earlier to occur of
(a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with each Trust's retirement policy or (c) until they resign or are removed as permitted by law. Each Trust's retirement policy generally calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

    Board Members who are not interested persons of a Fund (as defined in the 1940 Act) are referred to as Independent Board Members or Independent Trustees. Board Members who are interested persons of a Fund are referred to as Interested Board Members or Interested Trustees.

    Currently, each Independent Trustee who serves on the Board of a Trust is paid annual fees as set forth below for his or her service on the Board of each Trust. Trustees' fees are allocated among all of the Funds based on their proportionate net assets. In addition, an Independent Board Member who serves on the Executive Committee is paid by the Funds an annual aggregate fee of $8,000 and an Independent Board Member who chairs the Audit or Nominating Committee is paid by the Funds an annual aggregate fee of $2,000 per Committee. Interested Trustees will continue to receive no compensation from any Fund. Board Members will continue to be reimbursed for any expenses incurred in attending meetings and for other incidental expenses. Board fees are reviewed periodically by each Trust's Board.

    None of the nominees is related to another. None of each Trust's Independent Trustees nor persons nominated to become Independent Trustees owns shares of Prudential Financial, Inc. or its affiliates. The business experience and address of each Independent Trustee nominee and each Interested Trustee nominee, as well as information regarding their service on other mutual funds in the Prudential mutual fund complex, is as follows:

                     PROPOSED INDEPENDENT TRUSTEE NOMINEES

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                                                                                         FUND COMPLEX
                                                 TERM OF                                   CURRENTLY
                               POSITION(S)     OFFICE AND                                 OVERSEEN BY      OTHER DIRECTORSHIPS**
                                HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION(S)    NOMINEE FOR         HELD BY NOMINEE
NAME, ADDRESS* AND AGE         EACH TRUST      TIME SERVED     DURING PAST FIVE YEARS       TRUSTEE             FOR TRUSTEE
----------------------        -------------   -------------   -------------------------  -------------   -------------------------
David E. A. Carson (68)       None                 --         Director (January 2000 to      [--]        Director of United
People's Bank                                                 May 2000), Chairman                        Illuminating and UIL
1 Financial Plaza                                             (January 1999 to December                  Holdings, a utility
Second Floor                                                  1999), Chairman and Chief                  company, since May 1993.
Hartford, CT 06103                                            Executive Officer
                                                              (January 1998 to December
                                                              1998) and President,
                                                              Chairman and Chief
                                                              Executive Officer (1983
                                                              to December 1997) of
                                                              People's Bank.

Robert E. La Blanc (69)       Trustee         Since 1999      President (since 1981) of      [--]        Director of Storage
                                              (Asset          Robert E. La Blanc                         Technology Corporation
                                              Allocation,     Associates, Inc.                           (technology) (since
                                              Style           (telecom- munications);                    1979), Chartered
                                              Specific, and   formerly General Partner                   Semiconductor
                                              Target)         at Salomon Brothers and                    Manufacturing, Ltd.
                                              Since 2000      Vice-Chairman of                           (Singapore) (since 1998),
                                              (Opportunity    Continental Telecom.                       Titan Corporation
                                              Funds)          Trustee of Manhattan                       (electronics, since
                                                              College.                                   1995), Computer
                                                                                                         Associates
                                                                                                         International, Inc.
                                                                                                         (since 2002) (software
                                                                                                         company); Director (since
                                                                                                         1999) of First Financial
                                                                                                         Fund, Inc. and The High
                                                                                                         Yield Plus Fund, Inc.

Douglas H. McCorkindale (63)  Trustee         Since 1996      Chairman (since February       [--]        Director of Gannett
                                              (Target)        2001), Chief Executive                     Co., Inc., Director of
                                              Since 1998      Officer (since June 2000)                  Continental
                                              (Asset          and President (since                       Airlines, Inc. (since
                                              Allocation)     September 1997) of                         May 1993), Director of
                                              Since 1999      Gannett Co. Inc.                           Lockheed Martin Corp.
                                              (Style          (publishing and media);                    (aerospace and defense)
                                              Specific)       formerly Vice Chairman                     (since May 2001);
                                              Since 2000      (March 1984-May 2000) of                   Director of The High
                                              (Opportunity    Gannett Co. Inc.                           Yield Plus Fund, Inc.
                                              Funds)                                                     (since 1996).

Stephen P. Munn (60)          None                 --         Chairman of the Board          [--]        Chairman of the Board
                                                              (since 1994) and formerly                  (since January 1994) and
                                                              Chief Executive Officer                    Director (since 1988) of
                                                              (1998-2001) and President                  Carlisle Companies
                                                              of Carlisle Companies                      Incorporated
                                                              Incorporated.                              (manufacturer of
                                                                                                         industrial products);
                                                                                                         Director of Gannett
                                                                                                         Co., Inc. (publishing and
                                                                                                         media).

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                                                                                         FUND COMPLEX
                                                 TERM OF                                   CURRENTLY
                               POSITION(S)     OFFICE AND                                 OVERSEEN BY      OTHER DIRECTORSHIPS**
                                HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION(S)    NOMINEE FOR         HELD BY NOMINEE
NAME, ADDRESS* AND AGE         EACH TRUST      TIME SERVED     DURING PAST FIVE YEARS       TRUSTEE             FOR TRUSTEE
----------------------        -------------   -------------   -------------------------  -------------   -------------------------
Richard A. Redeker (59)       None                 --         Formerly Management            [--]
                                                              Consultant of
                                                              Invesmart, Inc. (August
                                                              2001-October 2001);
                                                              formerly employee of
                                                              Prudential Investments
                                                              (October 1996-December
                                                              1998).

Robin B. Smith (63)           None                 --         Chairman of the Board          [--]        Director of BellSouth
                                                              (since January 2003) of                    Corporation (since 1992),
                                                              Publishers Clearing House                  formerly Director of
                                                              (direct marketing),                        Kmart Corporation
                                                              formerly Chairman and                      (retail) (1996-2003).
                                                              Chief Executive Officer
                                                              (August 1996-January
                                                              2003) of Publishers
                                                              Clearing House.

Stephen Stoneburn (59)        Trustee         Since 1999      President and Chief            [--]        None
                                              (Asset          Executive Officer (since
                                              Allocation,     June 1996) of Quadrant
                                              Style           Media Corp. (a publishing
                                              Specific and    company); formerly
                                              Target) Since   President (June 1995-June
                                              2000            1996) of Argus Integrated
                                              (Opportunity    Media, Inc.; Senior Vice
                                              Funds)          President and Managing
                                                              Director (January
                                                              1993-1995) of Cowles
                                                              Business Media and Senior
                                                              Vice President of
                                                              Fairchild Publications,
                                                              Inc. (1975-1989).

Clay T. Whitehead (64)        Trustee         Since 1999      President (since 1983) of      [--]        Director (since 2000) of
                                              (Asset          National Exchange Inc.                     First Financial
                                              Allocation,     (new business development                  Fund, Inc. and The High
                                              Style           firm).                                     Yield Plus Fund, Inc.
                                              Specific and
                                              Target) Since
                                              2000
                                              (Opportunity
                                              Funds)

                      PROPOSED INTERESTED TRUSTEE NOMINEES

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                                                                                         FUND COMPLEX
                                                 TERM OF                                   CURRENTLY
                               POSITION(S)     OFFICE AND                                 OVERSEEN BY      OTHER DIRECTORSHIPS**
                                HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION(S)    NOMINEE FOR         HELD BY NOMINEE
NAME, ADDRESS* AND AGE         EACH TRUST      TIME SERVED     DURING PAST FIVE YEARS       TRUSTEE             FOR TRUSTEE
----------------------------  -------------   -------------   -------------------------  -------------   -------------------------
Judy A. Rice (55)             President       Since 2003      President, Chief               [--]        None
                                              (Asset          Executive Officer, Chief
                                              Allocation,     Operating Officer and
                                              Opportunity     Officer-In-Charge (since
                                              Funds, Style    2003) of PI; Executive
                                              Specific and    Vice President of PI
                                              Target)         (1999-2003); formerly
                                                              various positions to
                                                              Senior Vice President
                                                              (1992-1999) of Prudential
                                                              Securities Incorporated
                                                              (PSI); and various
                                                              positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney;
                                                              Member of Board of
                                                              Governors of the Money
                                                              Management Institute.

Robert F. Gunia (56)          Vice            Since 1999      Executive Vice President       [--]        Vice President and
                              President and   (Asset          and Chief Administrative                   Director (since May 1989)
                              Trustee         Allocation,     Officer (since June 1999)                  of The Asia Pacific Fund,
                                              Style           of PI; Executive Vice                      Inc.
                                              Specific and    President and Treasurer
                                              Target)         (since January 1996) of
                                              Since 2000      PI; President (since
                                              (Opportunity    April 1999) of PIMS;
                                              Funds)          Corporate Vice President
                                                              (since September 1997) of
                                                              The Prudential Insurance
                                                              Company of America;
                                                              formerly Senior Vice
                                                              President (March 1987-May
                                                              1999) of PSI; formerly
                                                              Chief Administrative
                                                              Officer (July
                                                              1989-September 1996),
                                                              Director (January
                                                              1989-September 1996) and
                                                              Executive Vice President,
                                                              Treasurer and Chief
                                                              Financial Officer (June
                                                              1987-December 1996) of
                                                              Prudential Mutual Fund
                                                              Management, Inc. (PMF).

------------------------
* Unless otherwise indicated, the address of each nominee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

** This column includes only directorships of companies required to register, or file reports with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

    The following tables set forth the dollar range of Fund securities held by each nominee as of December 31, 2002. The tables also include the aggregate dollar range of securities held by each nominee in all funds in the Fund Complex overseen by that nominee as of December 31, 2002.

             SHARE OWNERSHIP TABLE -- INDEPENDENT TRUSTEE NOMINEES

                                                                          AGGREGATE DOLLAR RANGE
                                                                           OF SECURITIES IN ALL
                                                                           REGISTERED INVESTMENT
                                                                           COMPANIES OVERSEEN BY
                                              DOLLAR RANGE OF                NOMINEE IN FAMILY
NAME OF NOMINEE                           SECURITIES IN EACH FUND         OF INVESTMENT COMPANIES
---------------                     -----------------------------------   -----------------------
David E. A. Carson................  None                                  None
Robert E. La Blanc................  None                                  Over $100,000
Douglas H. McCorkindale...........  High Growth: $10,001-$50,000          Over $100,000
Stephen P. Munn...................  None                                  Over $100,000
Richard A. Redeker................  None                                  Over $100,000
Robin B. Smith....................  None                                  Over $100,000
Stephen Stoneburn.................  Focused Growth: $10,000-$50,000       Over $100,000
                                    New Era Growth: $10,000-$50,000
Clay T. Whitehead.................  None                                  Over $100,000

              SHARE OWNERSHIP TABLE -- INTERESTED TRUSTEES NOMINEE

                                                                          AGGREGATE DOLLAR RANGE
                                                                           OF SECURITIES IN ALL
                                                                           REGISTERED INVESTMENT
                                                                           COMPANIES OVERSEEN BY
                                              DOLLAR RANGE OF                NOMINEE IN FAMILY
NAME OF NOMINEE                           SECURITIES IN EACH FUND         OF INVESTMENT COMPANIES
---------------                     -----------------------------------   -----------------------
Judy A. Rice......................  Focused Growth: $1-$10,000            Over $100,000
Robert F. Gunia...................  None                                  Over $100,000

    None of the Independent Trustee nominees, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of a Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund as of December 31, 2002.

    The following table sets forth information describing the aggregate compensation paid by each Trust for each Fund's most recently completed fiscal year and by the Fund Complex for the calendar year ended December 31, 2002 to each of the Trustees of the Trust that are up for election, for his/her services:

                   COMPENSATION PAID TO INDEPENDENT TRUSTEES

                                                                                                         TOTAL 2002
                                                                   PENSION OR                           COMPENSATION
                                                              RETIREMENT BENEFITS      ESTIMATED       FROM TRUSTS AND
NAME OF INDEPENDENT                AGGREGATE COMPENSATION      ACCRUED AS PART OF   ANNUAL BENEFITS   FUND COMPLEX PAID
TRUSTEE, POSITION(1)                  FROM EACH TRUST            TRUST EXPENSES     UPON RETIREMENT      TO TRUSTEE
--------------------            ----------------------------  --------------------  ---------------  -------------------
Robert E. La Blanc -- Trustee   Asset Allocation: $5,103              None               None        $137,250 (20/77)(3)
                                Opportunity Funds: $7,184
                                Style Specific: $8,389
                                Target: $17,847

Douglas H. McCorkindale(2) --   Asset Allocation: $4,525              None               None        $115,000 (18/77)(3)
 Trustee                        Opportunity Funds: $6,400
                                Style Specific: $7,925
                                Target: $15,923

                                                                                                         TOTAL 2002
                                                                   PENSION OR                           COMPENSATION
                                                              RETIREMENT BENEFITS      ESTIMATED       FROM TRUSTS AND
NAME OF INDEPENDENT                AGGREGATE COMPENSATION      ACCRUED AS PART OF   ANNUAL BENEFITS   FUND COMPLEX PAID
TRUSTEE, POSITION(1)                  FROM EACH TRUST            TRUST EXPENSES     UPON RETIREMENT      TO TRUSTEE
--------------------            ----------------------------  --------------------  ---------------  -------------------
Stephen Stoneburn -- Trustee    Asset Allocation: $5,315              None               None        $120,250 (18/75)(3)
                                Opportunity Funds: $6,750
                                Style Specific: $8,458
                                Target: $16,800

Clay T. Whitehead -- Trustee    Asset Allocation: $4,525              None               None        $196,750 (32/94)(3)
                                Opportunity Funds: $6,400
                                Style Specific: $7,925
                                Target: $15,925

------------------------
(1) Interested Trustees do not receive any compensation from the Trusts or the Fund Complex.

(2) Although the last column shows the total amount paid to Trustees from the Fund Complex during the calendar year ended December 31, 2002, such compensation was deferred at the election of Mr. McCorkindale, in total or in part, under the Trusts' deferred fee agreements. Including accrued interest and the selected Prudential Fund's rate of return on amounts deferred through December 31, 2002, the total amount of compensation for the year amounted to $58,669 for Mr. McCorkindale.

(3) Indicates number of funds/portfolios in Fund Complex (including Funds) to which aggregate compensation relates. [The Fund Complex consists of [45] funds and [117] portfolios.]

    If elected, the Trustees will hold office generally without limit except that (a) any Trustee may resign; (b) any Trustee may be removed at any meeting of Shareholders by a vote of not less than two-thirds of the outstanding Shares of the Trust; and (c) each Trust's retirement policy generally calls for the retirement of Trustees on December 31 of the year in which they reach the age of
75. In the event of a vacancy on the Board, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as immediately after such appointment, at least two-thirds of the Trustees have been elected by Shareholders.

    The Boards of the Trusts are currently composed of two Interested Trustees and seven Independent Trustees. Each Board met four times during the twelve months ended December 31, 2002. Each incumbent Trustee attended each of these meetings. It is expected that the Trustees will meet at least four times a year at regularly scheduled meetings.

    Each Trust has an Audit Committee, which is composed entirely of Independent Trustees, and normally meets four times a year, or as required, in conjunction with the meetings of the Trustees. Among other things, each Trust's Audit Committee has the following responsibilities:

    - Recommending to the Board of Trustees of each Trust the selection, retention or termination, as appropriate, of the independent accountants of a Fund.

    - Reviewing the independent accountants' compensation, the proposed terms of their engagement, and their independence.

    - Reviewing audited annual financial statements including any adjustments to those statements recommended by the independent public accountants, and any significant issues that arose in connection with the preparation of those financial statements.

    - Reviewing changes in accounting policies or practices that had or are expected to have a significant impact on the preparation of financial statements.

    - Generally acting as a liaison between the independent accountants and the Board of Trustees.

    Each Trust has a Nominating Committee, which is composed entirely of Independent Trustees. Nominating Committee members confer periodically and hold meetings as required. The responsibilities of each Trust's Nominating Committee include, but are not limited to, recommending to the Board the individuals to be nominated to become Independent Trustees. During the twelve months ended December 31, 2002, no Trust's Nominating Committee met. The Trusts do not have compensation committees. A Trust's Nominating Committee generally will not consider nominees recommended by shareholders.

    The current members of each Trust's Audit and Nominating Committees are Saul K. Fenster, Robert E. La Blanc, Douglas H. McCorkindale, W. Scott McDonald, Jr., Thomas T. Mooney, Stephen Stoneburn, and Clay T. Whitehead. During the twelve months ended December 31, 2002, the Audit Committee of each Trust met four times.

    The firm of PricewaterhouseCoopers LLP (PwC), 1177 Avenue of the Americas, New York, NY 10036, is the independent public accountant for each Fund. Each Trust's Audit Committee recommended, and the Board of each Trust (including a majority of the Independent Trustees) approved, the selection of PwC as each Fund's independent accountant for the Fund's current fiscal year. Representatives of PwC are not expected to be present at the Meetings, but have been given the opportunity to make a statement if they so desire and will [not] be available by telephone during the meeting to respond to appropriate questions.

    In accordance with Independence Standards Board No. 1, PwC, each Fund's independent accountant for the Fund's most recently completed fiscal year, has confirmed to the Audit Committee that it is independent with respect to each Fund.

    AUDIT FEES: The following aggregate fees were billed by PwC for professional services rendered for the audit of each Fund's annual financial statements for their most recently completed fiscal years as indicated below.

                                                                           FISCAL YEAR
FUND                                                          AUDIT FEES       END
----                                                          ----------   -----------
Asset Allocation
  Conservative Growth.......................................    $27,000     7-31-2002
  Moderate Growth...........................................    $27,000     7-31-2002
  High Growth...............................................    $27,000     7-31-2002
Opportunity Funds
  Focused Growth............................................    $30,000     2-28-2003
  New Era Growth............................................    $30,000     2-28-2003
  Focused Value.............................................    $30,000     2-28-2003
  Mid-Cap Value.............................................    $30,000     2-28-2003
Style Specific
  Large Cap Growth..........................................    $16,000     7-31-2002
  Large Cap Value...........................................    $16,000     7-31-2002
  Small Cap Growth..........................................    $16,000     7-31-2002
  Small Cap Value...........................................    $16,000     7-31-2002
  International Equity......................................    $25,000     7-31-2002
  Total Return Bond.........................................    $26,000     7-31-2002

                                                                           FISCAL YEAR
FUND                                                          AUDIT FEES       END
----                                                          ----------   -----------
Target
  Target Large Cap Growth...................................    $17,000    12-31-2002
  Target Large Cap Value....................................    $17,000    12-31-2002
  Target Small Cap Growth...................................    $17,000    12-31-2002
  Target Small Cap Value....................................    $17,000    12-31-2002
  Target International Equity...............................    $25,000    12-31-2002
  Target International Bond.................................    $17,000    12-31-2002
  Target Total Return Bond..................................    $17,000    12-31-2002
  Target Intermediate Bond..................................    $17,000    12-31-2002
  Target Mortgage...........................................    $17,000    12-31-2002
  Target U.S. Government....................................    $15,000    12-31-2002

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: PwC billed no fees for professional services rendered to the Funds for information technology services relating to financial information systems design and implementation for each Fund's most recently completed fiscal year, as indicated above. Similarly, PwC billed no fees for professional services rendered to the Funds' Manager, and any entities controlling, controlled by or under common control with the Funds' Manager that provide services to the Funds, for information technology services relating to financial information systems design and implementation for each Fund's most recently completed fiscal year, as indicated above.

    ALL OTHER FEES: The aggregate fees billed by PwC for services rendered to each Fund's Manager and any entity controlling, controlled by or under common control with each Fund's Manager that provides services to the Funds, amounted to approximately the following, for each Fund's most recently completed fiscal years, as indicated above.

FUND                                                                   ALL OTHER FEES
----                                                          --------------------------------
Asset Allocation
  Conservative Growth.......................................
  Moderate Growth...........................................
  High Growth...............................................
Opportunity Funds
  Focused Growth............................................   [To be provided]
  New Era Growth............................................
  Focused Value.............................................
  Mid-Cap Value.............................................
Style Specific
  Large Cap Growth..........................................
  Large Cap Value...........................................
  Small Cap Growth..........................................
  Small Cap Value...........................................
  International Equity......................................
  Total Return Bond.........................................

FUND                                                                   ALL OTHER FEES
----                                                          --------------------------------
Target
  Target Large Cap Growth...................................
  Target Large Cap Value....................................
  Target Small Cap Growth...................................
  Target Small Cap Value....................................
  Target International Equity...............................
  Target International Bond.................................
  Target Total Return Bond..................................
  Target Intermediate Bond..................................
  Target Mortgage...........................................
  Target U.S. Government....................................

    The Audit Committee of each Trust has considered whether the services described above are compatible with PwC's independence.

    Information about the number of Board and Committee meetings held during the most recent fiscal year for each Fund is included in Exhibit B. Information concerning Fund officers is set forth in Exhibit C.

REQUIRED VOTE

    For each Trust, nominees receiving the affirmative vote of a plurality of the votes cast by Shareholders of the Trust will be elected, provided a quorum is present.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO. 1.

       TO APPROVE A PROPOSAL TO PERMIT THE MANAGER TO ENTER INTO, OR MAKE
              MATERIAL CHANGES TO, SUBADVISORY AGREEMENTS WITHOUT
              OBTAINING SHAREHOLDER APPROVAL (FOCUSED GROWTH ONLY)
                                 PROPOSAL NO. 2

    The Board of Opportunity Funds, on behalf of Focused Growth (for purposes of this Proposal, the Fund), has approved, and recommends that Shareholders approve, Proposal No. 2, which would permit PI to enter into subadvisory agreements with new subadvisers to the Fund and to make material amendments to subadvisory agreements with existing subadvisers to the Fund, without obtaining Shareholder approval. THIS IS CALLED A "MANAGER-OF-MANAGERS" STRUCTURE AND, IN THE FUTURE, MAY BE USED TO MANAGE THE FUND. THIS STRUCTURE HAS BEEN APPROVED FOR USE BY [NEARLY] ALL OF THE OTHER STRATEGIC PARTNERS AND TARGET FUNDS. THIS NEW STRUCTURE WOULD NOT CHANGE THE RATE OF ADVISORY FEES CHARGED TO THE FUND. Information concerning the Fund's current management arrangements is contained in Proposal No. 3. If Shareholders approve Proposal No. 2 so that Shareholder approval of new or amended subadvisory agreements is no longer required, the Trustees of the Fund, including a majority of the Independent Trustees, must continue to approve these agreements annually (after an initial two-year term) in order for them to remain in effect. On March 4, 2003, the Board of the Fund, including the Independent Trustees, discussed and approved Proposal No. 2 at an in-person meeting.

    Proposal No. 2 is being submitted to Shareholders pursuant to the requirements of an exemptive order obtained by the Prudential Mutual Funds from the SEC in September 1996 (the Original Order). The Original Order grants relief to Target (for which PI acts as a Manager-of-Managers) and other Prudential Mutual Funds from certain provisions of the 1940 Act and certain rules thereunder. Specifically, the Original Order permits PI to enter into or amend a subadvisory agreement with a subadviser that is not otherwise an affiliated person (as defined in the 1940 Act) of PI. Among other things, the Original Order permits PI to enter into (1) a new subadvisory agreement that is necessitated due to an "assignment" (as defined in the 1940 Act), (2) an amendment to a subadvisory agreement, or (3) a new subadvisory agreement substituting a new subadviser for an old subadviser.

    The Fund plans to apply to the SEC for an amended order permitting the Fund not to disclose the fee rates paid to specific subadvisers when the Fund employs more than one subadviser, because that may permit PI to hire new subadvisers at lower fees. There can be no assurance that such an amended order would be granted by the SEC.

WHY SHAREHOLDER APPROVAL IS BEING SOUGHT

    Section 15 of the 1940 Act makes it unlawful for any person to act as investment adviser to an investment company, except pursuant to a written contract that has been approved by shareholders. For purposes of Section 15, the term "investment adviser" includes any subadviser to an investment company.
Section 15 also requires that an investment advisory agreement provide that it will terminate automatically upon its assignment.

    In conformity with Section 15 of the 1940 Act, the Fund currently is required to obtain Shareholder approval of subadvisory agreements in the following situations:

    - (1) the employment of a new subadviser to replace an existing subadviser or (2) the allocation of a portion of its assets to an additional subadviser;

    - a material change in the terms of a subadvisory agreement; and

    - the continued employment of an existing subadviser on the same terms if there has been or is expected to be an assignment of a subadvisory agreement as a result of a change of control of the subadviser.

    The 1940 Act does not require Shareholder approval for the termination of a subadvisory agreement if such termination is approved by the Fund's Board, including its Independent Trustees, although Shareholders of the Fund may terminate a subadvisory agreement at any time by a vote of a majority of its outstanding voting securities, as defined in the 1940 Act.

DISCUSSION

    Under the "Manager-of-Managers" structure, the Fund would continue to employ PI, subject to the supervision of the Board, to manage or provide for the management of the Fund. PI may select one or more subadvisers to invest the assets of the Fund, subject to the review and approval of the Board. PI would review each subadviser's performance on an ongoing basis. PI would continue to be responsible for communicating performance expectations and evaluations to subadvisers and for recommending to the Board whether a subadviser's contract should be renewed, modified or terminated. PI would continue to pay an advisory fee to each subadviser from the Fund's overall management fee. The Board believes that requiring the Fund's Shareholders to approve changes in subadvisers and subadvisory agreements (including continuation of subadvisory agreements that otherwise would have terminated by virtue of an assignment) not only results in unnecessary administrative expenses to the Fund, but also may cause delays in executing changes that PI and the Board have determined are necessary or desirable. The Board believes that these expenses, and the possibility of delays, may result in Shareholders receiving less satisfactory service than would be the case if Proposal No. 2 is implemented.

    The kind of changes to subadvisory arrangements that could be effected without further Shareholder approval if Proposal No. 2 is approved include:
(1) allocating a portion of the Fund's assets to one or more additional subadvisers; (2) continuing a subadvisory agreement where a change in control of the subadviser automatically otherwise causes that agreement to terminate; and
(3) replacing an existing subadviser with a new subadviser when PI and the Board determine that the new subadviser's investment philosophy and style, past performance, security selection experience and preferences, personnel, facilities, financial strength, quality of service and client communication are more consistent with the best interests of the Fund and its Shareholders. The Board believes that PI can effect the types of subadvisory changes described above more efficiently, without sacrificing the quality of service to Shareholders, if the Fund was permitted to operate in the manner described in Proposal No. 2. The Board further believes that these gains in efficiency would ultimately benefit the Fund and its Shareholders. Shareholders of [nearly] all of the Strategic Partners and Target Funds, and of many of the other funds in the Prudential fund complex, have approved the same Manager-of-Managers structure.

    Although a Manager-of-Managers structure will be put into place for the Fund if Shareholders approve Proposal No. 2, the Fund will not employ new subadvisers pursuant to this structure unless and until PI and the Board determine that a change in subadvisory arrangements is appropriate. In making these determinations, PI intends to evaluate rigorously both affiliated subadvisers and unaffiliated subadvisers according to objective and disciplined standards.

    Following Shareholder approval of Proposal No. 2, PI will continue to be the Fund's investment manager. In addition, Alliance and PIM will continue to be the Fund's subadvisers. Additionally, Jennison will continue to serve as subadviser to the Fund pursuant to authority delegated by PIM. The Board and PI, under the Board's supervision, will continue to monitor the nature and quality of these services and may, in the future, recommend additional subadvisers or the reallocation of assets among these subadvisers and other subadvisers. If one or more new subadvisers are added to the Fund, PI will be responsible for determining the allocation of assets among the subadvisers and will have the flexibility to increase the allocation to any one subadviser to as much as 100% and decrease the allocation to any one subadviser to as little as 0%, subject to Board approval. The Manager-of-Managers structure that the Board is asking Shareholders to approve will give the Board and PI the flexibility to appoint additional subadvisers without Shareholder approval, but it is possible that no new subadvisers will be added.

    If Proposal No. 2 is approved by the Fund's Shareholders, Shareholders no longer would be entitled to approve the selection of a new subadviser or a material amendment to an existing subadvisory agreement. Instead, Shareholders, within 90 days of the change, would receive an information statement containing substantially all of the information about the subadviser and the subadvisory agreement that would otherwise be contained in a proxy statement. The information statement would include disclosure as to the level of fees to be paid to PI and each subadviser (unless the SEC permits information as to the rate of fees to be paid to subadvisers not to be disclosed) and would disclose subadviser changes or changes in subadvisory agreements.

    The Board and PI have concluded that, through the information statement and adherence to the conditions outlined below, Shareholders of the Fund would receive adequate disclosure about any new subadvisers or material amendments to subadvisory agreements. Whether or not Proposal No. 2 is approved, amendments to the Management Agreement between PI and the Fund would remain subject to the Shareholder and Board approval requirements of Section 15 of the 1940 Act and related proxy disclosure requirements. Moreover, although PI and the Board already generally may change the rate of fees payable by PI to a subadviser without Shareholder approval, PI and the Board could not increase the rate of the management fees payable by the Fund to PI or cause the Fund to pay subadvisory fees directly to a subadviser without first obtaining Shareholder approval.

    For these reasons, the Board believes that approval of Proposal No. 2 to permit PI and the Board to enter into new subadvisory agreements or make material changes to existing subadvisory agreements without Shareholder approval is in the best interests of the Shareholders of the Fund.

CONDITIONS

    The Fund will not rely on the Original Order to implement the Manager-of-Managers structure until all of the conditions set forth below have been met.

    The following are conditions for relief under the Original Order:

        1. PI will provide general management and administrative services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund's securities portfolio, and, subject to review and approval by the Board, will (a) set the Fund's overall investment strategies; (b) select subadvisers;
    (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate the Fund's assets among its subadvisers in those cases where the Fund has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the Fund's investment objectives, policies, and restrictions.

        2.  Before the Fund may operate in the manner described in Proposal
    No. 2, the Proposal must be approved by a majority of its outstanding voting securities, as defined in the 1940 Act. [Approval of this Proposal No. 2 would satisfy this condition.]

        3. The Fund will furnish to Shareholders all of the information about a new subadviser or subadvisory agreement that would be included in a proxy statement. This information will include any change in the disclosure caused by the addition of a new subadviser or any material changes in a subadvisory agreement. The Fund will meet this condition by providing Shareholders with an information statement complying with certain provisions of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, the information statement will be provided to Shareholders of the Fund within a maximum of 90 days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement.

        4. The Fund will disclose in its prospectus the existence, substance and effect of the Original Order.

        5. No Trustee or officer of the Fund or director or officer of PI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by the Trustee, director or officer) any interest in any subadviser except for (a) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or
    (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

        6. PI will not enter into a subadvisory agreement with any subadviser that is an "affiliated person" (as defined in the 1940 Act) of the Fund or PI other than by reason of serving as a subadviser to the Fund (an Affiliated Subadviser) without such agreement, including the compensation payable thereunder, being approved by the Shareholders of the Fund.

        7. At all times, a majority of the members of the Board of the Fund will be persons each of whom is an Independent Trustee of the Fund and the nomination of new or additional Independent Trustees will be placed within the discretion of the then existing Independent Trustees.

        8. When a subadviser change is proposed for the Fund with an Affiliated Subadviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board's minutes, that such change is in the best interests of the Fund and its Shareholders and does not involve a conflict of interest from which PI or the Affiliated Subadviser derives an inappropriate advantage.

MATTERS CONSIDERED BY THE BOARD

    At a Board meeting held on March 4, 2003, the Board, including the Independent Trustees, approved the submission to Shareholders of Proposal No. 2 regarding the Manager-of-Managers structure.

    Prior to the meeting, each Trustee received materials discussing this type of management structure. At the meeting, each Trustee attended a comprehensive presentation on the proposed structure and had the opportunity to ask questions and request further information in connection with such consideration. The Board gave primary consideration to the fact that the rate of the management fee payable to PI would not change as a result of adopting a Manager-of-Managers structure and that the new structure would provide the potential for PI to hire subadvisers and amend subadvisory agreements more efficiently and with less expense. The Board also considered that PI had substantial experience in evaluating investment advisers and that PI would bring that experience to the task of evaluating the current subadviser for the Fund and any potential new subadviser. The Board took into account the fact that PI could not, without the prior approval of the Board, including a majority of the Independent Trustees:
(1) appoint a new subadviser, (2) materially change the allocation of portfolio assets among subadvisers, or (3) make material amendments to existing subadvisory agreements. The Board also took into account the fact that [nearly] all of the other Strategic Partners and Target Funds, and many other funds managed by PI, operate within this structure.

REQUIRED VOTE

    For the Fund, approval of this Proposal requires the affirmative vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act to mean the lesser of (1) 67% of the Shares represented at the Meeting if more than 50% of the outstanding voting Shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting Shares.

    THE BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

        TO PERMIT AN AMENDMENT TO THE MANAGEMENT CONTRACT BETWEEN PI AND
      OPPORTUNITY FUNDS, ON BEHALF OF FOCUSED GROWTH (FOCUSED GROWTH ONLY)
                                 PROPOSAL NO. 3

    The Board of Opportunity Funds, on behalf of Focused Growth (for purposes of this Proposal, the Fund), including the Independent Trustees, has approved, and recommends that Shareholders of the Fund approve, a proposal to amend the management agreement between Opportunity Funds, on behalf of the Fund, and PI (the Amended Management Agreement). If approved at the Meeting, the Amended Management Agreement will amend and supersede the existing Management Agreement (the Existing Management Agreement) between Opportunity Funds, on behalf of the Fund, and PI. THE RATE OF ADVISORY FEES PAYABLE BY THE FUND TO PI WILL NOT CHANGE.

    Under both the Existing Management Agreement and the Amended Management Agreement, PI is authorized to manage or delegate the management of the Fund's investments and determine the composition of the Fund's portfolio, including the purchase, retention or sale of the securities and cash contained in the portfolio. The Existing Management Agreement authorizes PI to enter into advisory agreements with PIM and Alliance. To implement the Manager-of-Managers structure, described in Proposal No. 2, the Amended Management Agreement states that PI may manage in a Manager-of-Managers style which contemplates that PI will, among other things, (i) continually evaluate the performance of the Fund's subadvisers through qualitative and quantitative analysis and consultations with each subadviser, (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified or terminated and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. Each subadviser will be responsible for the selection of brokers and dealers to effect all transactions and is authorized to pay higher commissions under certain circumstances in order to receive such services. The subadviser is also authorized to keep certain books and records of the Fund. PI, however, will continue to administer the Fund's corporate and business affairs and provide the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not provided by the Fund's custodian and the Fund's transfer and dividend disbursing agent. Officers and employees of PI may continue to serve as officers and Trustees of the Fund without compensation.

    A model Amended Management Agreement under which PI would provide management services to the Fund is attached as Exhibit D to this proxy statement. In brief, the Amended Management Agreement provides that:

    - PI will administer the Fund's business affairs and supervise the Fund's investments. Subject to Board approval, PI may select and employ one or more subadvisers for the Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell;

    - Subject to Board approval, PI may reallocate the Fund's assets among subadvisers;

    - PI (or a subadviser, acting under PI's supervision) will select brokers to effect trades for the Fund, and may pay a higher commission to a broker that provides bona fide research services;

    - PI will pay the salaries and expenses of any employee or officer of the Fund (other than the fees and expenses of the Fund's Independent Trustees). Otherwise, the Fund pays its own expenses;

    - PI will be paid at the same advisory fee rate as is currently charged to the Fund under the Existing Management Agreement; and

    - The Fund will indemnify PI for all liabilities, costs and expenses incurred by PI in any action or proceeding arising out of the performance of its duties under the Amended Management Agreement. But PI will not be indemnified for any liability to the Fund or its shareholders to which it would otherwise be subject due to gross negligence in or reckless disregard of its duties under the Amended Management Agreement.

    As discussed above, if the Fund's Shareholders approve this Proposal, the Existing Management Agreement would be amended to provide that PI may reallocate Fund assets upon Board approval only and without further Shareholder approval. This would mean, for example, that if the Fund has allocated 50% of its assets to subadviser #1 and 50% to subadviser #2, it would be able to change the allocation to 75% of assets to subadviser #1 and 25% to subadviser #2 without seeking Shareholder approval.

    Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each subadviser selects portfolio securities independently, it is possible that a security held by one portfolio segment of the Fund may also be held by the other portfolio segment of the Fund or that the two subadvisers may simultaneously favor the same industry. PI will monitor the Fund's overall portfolio to ensure that any such overlaps do not create an unintended industry concentration or result in a violation of the Fund's diversification requirements. In addition, if one subadviser of the Fund buys a security at the same time that another Fund subadviser sells it, the net position of the Fund in the security may be approximately the same as it would have been with an undivided portfolio and no such sale and purchase, but the Fund will have incurred additional costs. PI will consider these costs in determining the allocation of assets. PI will consider the timing of reallocation based upon the best interests of the Fund and its Shareholders. To maintain the Fund's federal income tax status as a regulated investment company, PI also may have to sell securities on a periodic basis and the Fund could realize capital gains that would not have otherwise occurred.

    If this Proposal is approved, the Existing Management Agreement will be amended and will continue without termination, and the subadvisory agreements with Alliance, Jennison, and PIM will continue in full force and effect until terminated or amended as permitted by the Manager-of-Managers structure or otherwise in accordance with the 1940 Act and the rules thereunder.

    Below we provide additional information about the Amended Management Agreement and the Existing Management Agreement.

EXISTING MANAGEMENT AGREEMENT

    The Fund is currently managed under an Existing Management Agreement with PI, dated as of March 15, 2000, and last submitted for Shareholder approval on May 25, 2000. The Existing Management

Agreement was most recently renewed by the Board, including a majority of the Independent Trustees, on May 28, 2003.

    PI serves as manager to the Fund and to almost all of the other investment companies that comprise the Prudential Mutual Funds. PI is organized in New York as a limited liability company. As of December 31, 2002, PI managed and/or administered open-end and closed-end management investment companies with assets of approximately $86.1 billion.

    PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company (PAMHCO), which is a wholly-owned subsidiary of Prudential Financial, Inc. The address of PI, PIFM HoldCo, Inc. and PAMHCO is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. The address of Prudential Financial, Inc. is 751 Broad Street, Newark, NJ 07102.

                                                       ANNUAL MANAGEMENT FEE        APPROXIMATE NET ASSETS
FUND                                               (AS A % OF AVERAGE NET ASSETS)      (AS OF 3/31/03)
----                                               ------------------------------   ----------------------
Prudential Value Fund............................             0.54%                 $725 million
Strategic Partners Large Cap Value Fund..........             0.70%                 $40 million

    The table below lists the name and principal occupations of the principal executive officers of PI. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

NAME                                            POSITION AND PRINCIPAL OCCUPATIONS
----                               ------------------------------------------------------------
Judy A. Rice.....................  Officer-In-Charge, President, Chief Executive Officer and
                                   Chief Operating Officer, PI
Robert F. Gunia..................  Executive Vice President and Chief Administrative Officer,
                                   PI; Vice President, The Prudential Insurance Company of
                                   America; President, PIMS
William V. Healey................  Executive Vice President, Chief Legal Officer and Secretary,
                                   PI; Vice President and Associate General Counsel, The
                                   Prudential Insurance Company of America; Senior Vice
                                   President, Chief Legal Officer and Secretary, PIMS
Kevin B. Osborn..................  Executive Vice President, PI
Philip N. Russo..................  Executive Vice President, Chief Financial Officer and
                                   Treasurer, PI; Director of Jennison
Lynn M. Waldvogel................  Executive Vice President, PI

    For its services, PI was paid as compensation .90% of the Fund's average daily net assets up to and including $1 billion and .85% of average daily net assets in excess of $1 billion, for a total of $1,376,576 during the Fund's most recent fiscal year ended February 28, 2003.

AMOUNTS PAID TO AFFILIATES

THE DISTRIBUTOR

    PIMS, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. PIMS is a subsidiary of Prudential. Pursuant to distribution and service plans adopted under Rule 12b-1 under the 1940 Act, the Fund bears the expense of distribution and service (12b-1) fees paid to PIMS with respect to the respective Class A, Class B and Class C shares. For the fiscal year ended February 28, 2003, PIMS received distribution and service fees from the Fund in the amount of $52,141 for Class A shares, $750,203 for Class B shares, and $494,556 for Class C shares.

    PIMS also receives front-end sales charges resulting from the sales of Class A and Class C shares. From these fees, PIMS pays sales charges to affiliated broker-dealers, who in turn pay commissions to salespersons and incur other distribution costs. PIMS has advised the Fund that it received $39,200 for Class A shares and $23,600 for Class C shares in front-end sales charges during the fiscal year ended February 28, 2003.

    PIMS also received approximately $488,500 for Class B shares and $17,700 for Class C shares in contingent deferred sales charges (CDSCs) imposed on certain redemptions by certain Class B and Class C Shareholders of the Fund for the fiscal year ended February 28, 2003.

THE TRANSFER AGENT

    The Fund's transfer agent, Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, is a wholly-owned subsidiary of PI. PMFS received approximately $390,000 for its services to the Fund for the fiscal year ended February 28, 2003.

COMMISSIONS PAID TO PRUDENTIAL SECURITIES INCORPORATED

    PSI, One Seaport Plaza, New York, New York 10292, is a wholly-owned subsidiary of Prudential Financial, Inc. The Fund did not pay any commissions to PSI for its brokerage transactions for the fiscal year ended February 28, 2003.

MATTERS CONSIDERED BY THE BOARD

    The proposal to present the Amended Management Agreement to Shareholders was approved by the Board, including the Independent Trustees, on March 4, 2003. The Board Members received materials relating to the Amended Management Agreement in advance of the meeting at which it was considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Board gave primary consideration to the fact that the rate of fees will not change and that the terms of the Amended Management Agreement are substantially similar to the Existing Management Agreement, except that, under the Amended Management Agreement, PI would be able to allocate Fund assets among subadvisers, subject to Board approval. The Board also considered a number of other factors, including the fact that authorizing PI to change subadvisers without Shareholder approval would permit the Funds to change subadvisers in the future without incurring the expense and delay of a Shareholder vote. The Board gave strong consideration to the fact that PI had substantial experience in evaluating investment advisers and would bring that experience to the task of evaluating the subadvisers to the Fund in the future. The Board noted PI's commitment to the maintenance of effective compliance programs. The Board also gave weight to the fact that it would be beneficial to conform the advisory structure of the Fund to the advisory structure already in place for other mutual funds in the Trust and the Strategic Partners fund family, and would place the Fund on equal footing with those other funds as to the speed and efficiency of subadviser changes. After consideration of all these factors, the Board concluded that adopting Proposal No. 3 is reasonable, fair and in the best interests of the Fund and its Shareholders.

REQUIRED VOTE

    Approval of this Proposal requires the affirmative vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

    THE BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3.

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           TO APPROVE CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS
       AND POLICIES (STYLE SPECIFIC, OPPORTUNITY FUNDS, AND TARGET ONLY)
                           PROPOSAL NOS. 4(a) - 4(g)

THIS PROPOSAL APPLIES TO ALL FUNDS OF STYLE SPECIFIC, OPPORTUNITY FUNDS AND TARGET, EXCEPT AS DESCRIBED BELOW.

BACKGROUND

    The Boards of Style Specific, Opportunity Funds, and Target have approved, and recommend that Shareholders of each Fund approve, the amendment of certain fundamental investment restrictions and policies of each Fund.

    Each Fund has adopted fundamental investment restrictions and policies regarding the management of the Fund's investments. The designation of these restrictions and policies as "fundamental" means that they cannot be changed without Shareholder approval. You are being asked to approve changes to your Fund's fundamental investment restrictions and policies in order to:
(a) provide the Fund's Manager and subadviser(s) with additional flexibility to pursue the Fund's investment objective; (b) allow the Fund to implement certain investment programs that may help the Fund to achieve economies of scale by participating in transactions with other Prudential Mutual Funds, such as joint investment in affiliated investment companies and an inter-fund lending program; and (c) eliminate investment restrictions that were imposed by state regulators that are no longer required or that were imposed years ago, but do not support the Manager's and subadviser(s)' strategy to pursue your Fund's investment objective.

    RISKS: The proposed fundamental investment restrictions are intended to provide each Fund's Manager and subadviser(s) with flexibility in pursuing each Fund's investment objective to respond to future investment opportunities, as well as to clarify existing fundamental restrictions or to provide uniformity among the Funds' policies. Generally, however, the proposed changes are not expected to modify the way each Fund is currently managed. Certain specific risks associated with each proposed fundamental investment limitation are described below, however, the Manager does not anticipate that the proposed changes, individually or in the aggregate, will materially change either the level or the nature of risk associated with investing in each Fund. If adopted, each Fund will interpret the new restrictions in light of exiting and future exemptive orders, SEC releases, no-action letters or similar relief or interpretations.

    The Funds have similar, although not identical, fundamental investment restrictions. Some of the differences are due to the Funds' different investment objectives. Other differences are due to historical evolution. PI would like to realign the Funds' limits by establishing uniform fundamental investment restrictions, while achieving the goals described above. Consistency among the Funds' fundamental investment restrictions should also facilitate the management of the Funds since it will be easier for the Funds' Manager and subadviser(s) to monitor compliance issues relating to the Funds if they have uniform investment restrictions.

    The 1940 Act requires a mutual fund to disclose, in its registration statement, its policy with respect to each of the following:

    - diversification

    - issuing senior securities

    - borrowing money, including the purpose for which the proceeds will be used

    - underwriting securities of other issuers

    - concentrating investments in a particular industry or group of industries

    - purchasing or selling real estate or commodities

    - making loans

    In addition to the above items, a mutual fund is free to designate as "fundamental" investment policies concerning other investment practices. As discussed below, the Board of each Fund recommends that some of those restrictions be amended.

SPECIFIC RECOMMENDATIONS

    The Board of each Fund has approved the adoption of a uniform set of fundamental investment restrictions. Each Fund's current fundamental investment restrictions appear in that Fund's Statement of Additional Information. In addition to variations among the Funds arising from their historical development, there are also, and will continue to be, differences resulting from a Fund's investment objective or, with respect to certain Funds, its operation as a non-diversified Fund or its intention to concentrate its investments in a specific industry or group of industries. The Table appearing at the end of this Proposal provides a list of your Fund's current fundamental investment restrictions and the proposed revisions to those restrictions.

    The proposed uniform fundamental investment restrictions and policies are as follows (the information in brackets is explanatory and is not part of the restrictions):

        The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The term "majority of the Fund's outstanding voting securities" for this purpose means the vote of the lesser of (i) 67% or more of the voting shares of the Fund represented at a meeting at which more than 50% of the outstanding voting shares of the Fund are present in person or represented by proxy, or
    (ii) more than 50% of outstanding voting shares of the Fund.

        The Fund may not:

    (1) Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").

    (2) Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

    (3) Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

    (4) Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

    (5) Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

    (6) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    (7) The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

        [For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

        For purposes of Investment Restriction 5, the Fund relies on The North American Industry Classification System published by the Bureau of Economic Analysis, U.S. Department of Commerce, in determining industry classification. The Fund's reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without Shareholder approval.

        Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.]

PROPOSAL 4(a): FUND DIVERSIFICATION

THIS PROPOSAL APPLIES TO ALL FUNDS EXCEPT FOCUSED GROWTH, FOCUSED VALUE, NEW ERA GROWTH, MID-CAP VALUE, AND TARGET INTERNATIONAL BOND.

    The Funds are operated as diversified investment companies under the 1940 Act. In general, this means that, with respect to 75% of the value of a Fund's total assets, the Fund invests in cash, cash items, obligations of the U.S. government, its agencies or instrumentalities, securities of other investment companies and other securities. The "other securities" are subject to the additional requirement that not more than 5% of total assets will be invested in the securities of a single issuer and that the Fund will not hold more than 10% of an issuer's outstanding voting securities.

    The proposed amendment would restrict such a Fund from purchasing the securities of any issuer if, as a result, the Fund would fail to be a diversified management company within the meaning of the 1940 Act and the rules and regulations promulgated thereunder, except to the extent that the Fund may be permitted to do so by the 1940 Act Laws, Interpretations and Exemptions. The restriction is accompanied by a note that indicates what the 1940 Act currently requires for the Fund to be "diversified." The Fund would, however, be free to amend that note if applicable laws are amended or the Fund receives an exemption from the requirements imposed by applicable law.

    RECOMMENDATION: To provide flexibility as laws change or relief is obtained from the SEC or its Staff, while also requiring these Funds to comply with the currently applicable definition of a "diversified" investment company, the Board of each such Fund recommends that Shareholders adopt the following as a fundamental investment restriction:

        The Fund may not:

       Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").

The following note accompanies this investment restriction:

       For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

PROPOSAL 4(b): ISSUING SENIOR SECURITIES, BORROWING MONEY OR PLEDGING ASSETS

    The Funds are permitted to borrow money and pledge assets to secure such borrowings. However, the amount that may be borrowed, the purposes for which borrowings may be made, and the amount of securities that may be pledged vary.

    The proposed amendment would allow each Fund to borrow money and pledge its assets to secure such borrowings to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. The restriction is accompanied by a note stating that if asset coverage for a borrowing falls below 300%, the Fund will take prompt action to reduce its borrowings. This note is to reflect the current requirement that the Fund limit borrowing to one-third of its total assets. However, a Fund would be free to amend its borrowing limitations if applicable law changes or the Fund receives an exemption from the requirements imposed by applicable law. None of the Funds currently has pending or currently proposes to file a request for exemptive relief to permit it to borrow with an asset coverage ratio of less than 300%. Moreover, there can be no assurance that the SEC Staff would grant exemptive or similar relief if requested.

    Under the proposed investment restriction, the Fund could borrow money for temporary, extraordinary or emergency purposes or for the clearance of transactions and to take advantage of investment opportunities. Notwithstanding the increased flexibility under the proposed restriction, the Fund does not intend to change its investment practices at this time. In addition, under the proposed investment restriction, the Fund would not be precluded from lending to and borrowing from other Prudential Mutual Funds if the SEC staff grants exemptive relief which would permit borrowing and lending between the Funds and the Funds adopt such an inter-fund lending program. If the Fund obtains such relief, the borrowing Fund may be able to reduce the cost of borrowing money and the lending Fund may be able to generate interest income.

    RISKS: If a Fund borrows money to invest in securities and the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed), the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." In order to reduce the risk presented by leverage, each of the Funds intends to not purchase portfolio securities when borrowings exceed 5% of the value of its total assets. This policy may be changed by the Trustees.

    If the Fund's asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

    Short sales involve costs and risks. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security.

    RECOMMENDATION: To provide flexibility as laws change or relief may be obtained from the SEC or its Staff, while also requiring the Fund to comply with currently applicable restrictions on issuing senior securities, borrowing money and pledging assets, the Board of each Fund recommends that Shareholders adopt the following as a fundamental investment restriction:

       The Fund may not:

       Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing, and collateral arrangements with respect thereto, and obligations of the Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

The following note accompanies this investment restriction:

       If the Fund's asset coverage for borrowings permitted by Investment Restriction 2, above, falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

PROPOSAL 4(c): BUYING AND SELLING REAL ESTATE

    None of the Funds is permitted to buy or sell real estate. However, the Funds are permitted to invest in the securities of companies that invest in real estate or to invest in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate.

    The proposed investment restriction confirms that each Fund may not buy or sell real estate. The restriction also clarifies that each Fund may make investments in securities that are real estate-related, as described in the restriction. In addition, the amended investment restriction allows a Fund that holds real estate due to the enforcement of rights under an agreement or a security interest (not through a purchase of the real estate) to hold the real estate until it can be sold in an orderly manner.

    RISKS: The performance of real estate-related securities depends upon the strength of the real estate market and property management. Thus, investment performance can be affected by national and regional economic conditions, as well as other factors. These factors can have a more pronounced impact on performance than investments in other securities.

    RECOMMENDATION: To clarify the Fund's investment restriction with respect to investments in real estate and real estate-related securities, the Board of each Fund recommends that Shareholders adopt the following as a fundamental investment restriction:

       The Fund may not:

       Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

PROPOSAL 4(d): BUYING AND SELLING COMMODITIES AND COMMODITY CONTRACTS

    None of the Funds is permitted to buy or sell commodities or commodity contracts. The Funds are permitted to invest in financial futures contracts, options on financial futures contracts and forward currency exchange contracts, and in the securities of companies that sponsor mineral exploration or development programs, which are not viewed as commodity contracts for purposes of the fundamental restriction.

    The proposed investment restriction confirms that each Fund may not buy or sell commodities or commodity contracts. The restriction also clarifies that a Fund's investment in financial futures contracts, options on financial futures contracts and forward currency exchange contracts is not subject to the restriction applicable to commodity contracts and similar types of instruments. If your Fund intends to utilize financial futures contracts, options on financial futures contracts or formal currency exchange contracts, a description of these instruments will appear in the Fund's Prospectus or Statement of Additional Information.

    Because the uniform restriction relating to commodities and futures contracts would not prohibit investment in financial futures contracts and related investment types, Target U.S. Government will limit its investment activities to remain in compliance with applicable regulations. However, this Fund will have the flexibility to change its respective policy in the future in the event of future changes in regulations.

    If the proposed investment restriction is approved as to a Fund, that Fund's restriction, if any, prohibiting the Fund from investing in interests in oil, gas or other mineral exploration or development programs, will be eliminated.

    RISKS: Financial futures contracts, options on financial futures contracts and similar types of instruments and forward currency exchange contracts may be used by a Fund as a hedging device or, in some circumstances, for speculation. Due to imperfect correlation between the price of futures contracts and movements in a currency or a group of currencies, the price of a futures contract may move more or less than the price of the currency or currencies being hedged. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risk. In the case of futures contracts on a securities indices or a security, the correlation between the price of the futures contract and the movement of the index or security may not be perfect. Therefore, even correct forecast of currency rates, market trends or international political trends by your Fund's investment adviser does not assume a successful hedging transaction.

    In addition, a Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. There is no assurance that a liquid market on an exchange will exist for any futures contract or option on a particular futures contract. If no liquid market exists for a particular futures contract or option on a futures contract in which a Fund invests, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option.

    Successful use of futures contracts, options on futures contracts and forward currency exchange contracts and similar types of instruments by a Fund is subject to the ability of an investment adviser to predict correctly movements in the direction of interest and foreign currency rates and markets generally. If the investment adviser's expectations are not met, the Fund may be in a worse position than if the strategy had not been pursued.

    RECOMMENDATION: In order to clarify and provide uniformity among the Funds' restrictions applicable to investments in commodities and commodity contracts, the Board of each Fund recommends that Shareholders adopt the following as a fundamental investment restriction:

       The Fund may not:

       Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

PROPOSAL 4(e): FUND CONCENTRATION

    All of the Funds invest their portfolios to avoid "concentration" in a particular industry or group of industries. The 1940 Act requires that a mutual fund recite in its registration statement its policy regarding concentration. If a Fund has a policy not to "concentrate", this means that, except for temporary defensive purposes, less than 25% of the Fund's net assets will be invested in the securities of issuers in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

    The proposed amendment is not intended to change a Fund's policy regarding concentration, but to provide uniformity in disclosure of the policy among the Funds and the other Prudential Mutual Funds having a policy not to concentrate their investments. The restriction is accompanied by a note that indicates the manner in which the Fund will determine industry classification. The Fund would, however, be free to change its classification system.

    RISKS: Although the Funds do not concentrate their investment in a particular industry or group of industries, they may, for temporary defensive purposes, do so. If this occurs, a Fund would, on a temporary basis, be subject to risks that may be unique or pronounced relating to a particular industry or group of industries. These risks could include greater sensitivity to inflationary pressures or supply and demand for a particular product or service.

    RECOMMENDATION: The Board of each Fund recommends that Shareholders adopt the following as a fundamental investment restriction:

       The Fund may not:

       Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

PROPOSAL 4(f): MAKING LOANS

    The Funds currently lend money and assets in limited situations. The Funds may, for example, purchase certain debt securities of governments, corporate issuers or banks, as described in each Fund's current registration statement and the proposed investment restriction.

    Each Fund also may engage in repurchase agreement transactions, where the Fund purchases securities from a broker or bank with an agreement by the seller to repurchase the securities at an agreed upon price at an agreed upon time. These transactions allow the Fund to invest its cash to generate income, usually on a short-term basis, while maintaining liquidity to honor its redemption obligations. Generating portfolio income through investment in repurchase agreements is not an integral part of your Fund's investment program. A Fund would engage in these transactions primarily to keep its cash fully invested, but available to meet redemption requests.

    The Funds have established a securities lending program where they use a securities lending agent to locate institutions that, on a temporary basis, seek to hold certain securities that are owned by a Fund. In these transactions, a Fund transfers its ownership interest in a security with the right to receive income from the borrower and the right to have the security returned to the Fund on short notice, for example, to enable the Fund to vote the securities. Securities lending allows a Fund to generate income on portfolio securities to enhance the Fund's returns.

    In recognition of the fact that the Funds do make loans of assets, the revised investment policy is intended to eliminate the current investment restriction. The new disclosure more accurately describes the Funds' lending activities and plans to make loans of assets in the future. The new policy would not prevent a Fund's purchase of debt securities, including investments in government securities, corporate debt securities and certain bank obligations. The new policy would permit the Funds to lend money to the other Prudential Mutual Funds, as explained in Proposal 4(b). The new investment policy would also allow a Fund to engage in repurchase agreement transactions and securities lending without these activities being deemed prohibited loans.

    RISKS: Where a Fund engages in securities lending, it assumes a risk that a borrower fails to maintain the required amount of collateral. The Fund or its lending agent would be required to pursue the borrower for any excess replacement cost over the value of the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral if the borrower of the securities fails financially. To mitigate these risks, each Fund's investment adviser makes loans of portfolio securities only to firms determined to be creditworthy.

    In repurchase agreement transactions, a seller of a security agrees to repurchase that security from a Fund at a mutually agreed-upon time and price. The repurchase price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the transaction. If a seller fails to repurchase securities as required by its agreement with the Fund and the value of the collateral securing the repurchase agreement declines, the Fund may lose money. To address this risk, each Fund's investment adviser enters into repurchase agreements only with firms determined to be creditworthy.

    RECOMMENDATION: In order to provide uniformity among the Funds' policies applicable to making loans, including allowing the Funds to implement their securities lending program as described above, the Board of each Fund recommends that Shareholders adopt the following as a fundamental investment policy:

       The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing is not considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

PROPOSAL 4(g): OTHER INVESTMENT RESTRICTIONS

    Certain Funds have adopted additional fundamental investment restrictions which were required to be designated as fundamental by state securities laws. These state securities laws have since been repealed or are otherwise no longer applicable to these Funds.

    To provide maximum flexibility in managing the Funds and uniformity in the restrictions applicable to these Funds, the Board of each such Fund proposes that all investment restrictions and policies of each such Fund, apart from its investment objective and other than those listed in Proposals No. 4(a) through 4(f), and each Fund's current fundamental restriction on underwriting, be designated as non-fundamental or be eliminated. The specific investment restrictions and policies affected by Proposal No. 4 are identified in the table below. If Shareholders of a Fund approve Proposal No. 4(g), all of the Fund's investment restrictions and policies (apart from its investment objective, those restrictions listed in Proposals No. 4(a) through 4(f) and each Fund's current fundamental restriction on underwriting) will be non-fundamental or eliminated as indicated below. If Shareholders of a Fund reject Proposal No. 4(g), the Fund's additional current fundamental investment restrictions will remain fundamental.

    If designated non-fundamental, such investment restriction or policy could be changed by the Board of Trustees without Shareholder approval, although Shareholders would be informed of any material change to any non-fundamental restriction or policy prior to the implementation of the change. There is no current intention to change the investment restrictions of each such Fund that will be designated non-fundamental apart from the restrictions relating to investing in other investment companies, as described below.

    Currently, under the 1940 Act, a Fund may invest in securities of other investment companies subject to certain limitations. The Funds have obtained an exemptive order from the SEC that allows each Fund greater flexibility to invest in securities of other investment companies -- up to 25% of each Fund's assets in shares of affiliated mutual funds. Such investment would be made to facilitate your Fund's investment of its cash and short-term investments. The ability to invest in an affiliated mutual fund should allow each Fund to reduce the administrative burdens and costs associated with investing in money market instruments and short-term debt securities. Each Fund would be permitted to invest in an affiliated mutual fund only if the investment is consistent with the Fund's investment objective and strategy. If Shareholders approve the designation of a Fund's investment in mutual funds as a non-fundamental investment restriction, we anticipate that such Fund's Board will amend the investment restriction to implement the cash management strategy permitted by the SEC relief.

                       PROPOSED AMENDMENTS TO FUNDAMENTAL
                      INVESTMENT RESTRICTIONS AND POLICIES

    The following chart compares each Fund's fundamental investment restrictions and policies as they currently exist to the proposed amended provisions.

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
STRATEGIC PARTNERS OPPORTUNITY FUNDS
    STRATEGIC PARTNERS FOCUSED GROWTH FUND
    STRATEGIC PARTNERS NEW ERA GROWTH FUND
    STRATEGIC PARTNERS FOCUSED VALUE FUND
    STRATEGIC PARTNERS MID-CAP VALUE FUND

PURCHASING SECURITIES ON MARGIN                    The restriction will be eliminated.
The Fund may not: Purchase securities on
margin (but a Fund may obtain short-term
credits as may be necessary for the
clearance of transactions); provided that
the deposit or payment by the Fund of
initial or maintenance margin in connection
with futures or options is not considered
the purchase of a security on margin.

SHORT SALES OF SECURITIES                          The restriction will be eliminated.
The Fund may not: Make short sales of
securities or maintain a short position if,
when added together, more than 25% of the
value of a Fund's net assets would be
(i) deposited as collateral for the
obligation to replace securities borrowed to
effect short sales and (ii) allocated to
segregated accounts in connection with short
sales. Short sales "against-the-box" are not
subject to this limitation.

ISSUING SENIOR SECURITIES, BORROWING MONEY         The Fund may not: Issue senior securities or
OR PLEDGING ASSETS                                 borrow money or pledge its assets, except as
The Fund may not: Issue senior securities,         permitted by the Investment Company Act of
borrow money or pledge its assets, except          1940, and the rules and regulations
that the Fund may borrow from banks up to          promulgated thereunder, as each may be
33 1/3% of the value of its total assets           amended from time to time except to the
(calculated when the loan is made) for             extent that the Fund may be permitted to do
temporary, extraordinary or emergency              so by exemptive order, SEC release,
purposes or for the clearance of                   no-action letter or similar relief or
transactions. Each Fund may pledge up to 20%       interpretations (collectively, the "1940 Act
of the value of its total assets to secure         Laws, Interpretations and Exemptions"). For
such borrowings. For purposes of this              purposes of this restriction, the purchase
restriction, the purchase or sale of               or sale of securities on a when-issued or
securities on a when-issued or delayed             delayed delivery basis, reverse repurchase
delivery basis, forward foreign currency           agreements, dollar rolls, short sales,
exchange contracts and collateral                  derivative and hedging transactions such as
arrangements relating thereto and collateral       interest rate swap transactions, and
arrangements with respect to futures               collateral arrangements with respect
contracts and options thereon and with             thereto, and transactions similar to any
respect to the

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
writing of options and obligations of a Fund       of the foregoing, and collateral
to Trustees pursuant to deferred                   arrangements with respect thereto, and
compensation arrangements are not deemed to        obligations of the Fund to Trustees pursuant
be a pledge of assets subject to this              to deferred compensation arrangements are
restriction.                                       not deemed to be a pledge of assets or the
                                                   issuance of a senior security.

PURCHASING SECURITIES OF A SINGLE ISSUER           The restriction will be eliminated with
(FOCUSED GROWTH AND NEW ERA GROWTH ONLY)           respect to these two Funds. AS
The Fund may not: Purchase more than 10% of        NON-DIVERSIFIED FUNDS, THEY DO NOT HAVE
the outstanding voting securities of any one       RESTRICTIONS LIMITING INVESTMENT IN A SINGLE
issuer.                                            ISSUER UNDER THE INVESTMENT COMPANY ACT.

PURCHASING SECURITIES OF A SINGLE INDUSTRY         The Fund may not: Purchase any security if
The Fund may not: Purchase any security            as a result more than 25% of the Fund's
(other than obligations of the U.S.                total assets would be invested in the
Government, its agencies and                       securities of issuers having their principal
instrumentalities) if, as a result 25% or          business activities in the same industry,
more of the value of the Fund's total assets       except for temporary defensive purposes, and
(determined at the time of investment) would       except that this limitation does not apply
be invested in a single industry.                  to securities issued or guaranteed by the
                                                   U.S. government, its agencies or
                                                   instrumentalities.

BUYING OR SELLING REAL ESTATE OR INTERESTS         The Fund may not: Buy or sell real estate,
IN REAL ESTATE                                     except that investment in securities of
The Fund may not: Buy or sell real estate or       issuers that invest in real estate and
interests in real estate, except that each         investments in mortgage-backed securities,
Fund may purchase and sell securities which        mortgage participations or other instruments
are secured by real estate, securities of          supported or secured by interests in real
companies which invest or deal in real             estate are not subject to this limitation,
estate and publicly traded securities of           and except that the Fund may exercise rights
real estate investment trusts.                     relating to such securities, including the
                                                   right to enforce security interests and to
                                                   hold real estate acquired by reason of such
                                                   enforcement until that real estate can be
                                                   liquidated in an orderly manner.

BUYING OR SELLING COMMODITIES OR COMMODITY         The Fund may not: Buy or sell physical
CONTRACTS                                          commodities or contracts involving physical
The Fund may not: Buy or sell commodities or       commodities. The Fund may purchase and sell
commodity contracts, except that each Fund         (i) derivative, hedging and similar
may purchase and sell financial futures            instruments such as financial futures and
contracts and options thereon, and forward         options thereon, and (ii) securities or
foreign currency exchange contracts.               instruments backed by, or the return from
                                                   which is linked to, physical commodities or
                                                   currencies, such as forward currency
                                                   exchange contracts, and the Fund may
                                                   exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
ACTING AS AN UNDERWRITER                           No change.
The Fund may not: Act as underwriter except
to the extent that, in connection with the
disposition of portfolio securities, it may
be deemed to be an underwriter under certain
federal securities laws.

INVESTING TO EXERCISE CONTROL OR MANAGEMENT        This restriction will not change, but will
The Fund may not: Make investments for the         become non-fundamental.
purpose of exercising control or management.

INVESTING IN SECURITIES OF OTHER INVESTMENT        This restriction will become
COMPANIES                                          non-fundamental, and will be changed as
The Fund may not: Invest in securities of          follows:
other non-affiliated investment companies,
except by purchases in the open market             The Fund may not: Invest in securities of
involving only customary brokerage                 other registered investment companies,
commissions and as a result of which the           except as permitted under applicable law or
Fund will not hold more than 3% of the             by the Securities and Exchange Commission.
outstanding voting securities of any one
investment company, will not have invested
more than 5% of its total assets in any one
investment company and will not have
invested more than 10% of its total assets
(determined at the time of investment) in
such securities of one or more investment
companies, or except as part of a merger,
consolidation or other acquisition.

MAKING LOANS                                       The Fund may make loans, including loans of
The Fund may not: Make loans, except through       assets of the Fund, repurchase agreements,
(a) repurchase agreements and (b) loans of         trade claims, loan participations or similar
portfolio securities limited to 33 1/3% of         investments, or as permitted by the 1940 Act
the value of the Fund's total assets.              Laws, Interpretations and Exemptions. The
                                                   acquisition of bonds, debentures, other debt
                                                   securities or instruments, or participations
                                                   or other interests therein and investments
                                                   in government obligations, commercial paper,
                                                   certificates of deposit, bankers'
                                                   acceptances or instruments similar to any of
                                                   the foregoing will not be considered the
                                                   making of a loan, and is permitted if
                                                   consistent with the Fund's investment
                                                   objective.

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
    STRATEGIC PARTNERS LARGE CAP GROWTH FUND
    STRATEGIC PARTNERS LARGE CAP VALUE FUND
    STRATEGIC PARTNERS SMALL CAP GROWTH FUND
    STRATEGIC PARTNERS SMALL CAP VALUE FUND
    STRATEGIC PARTNERS INTERNATIONAL EQUITY
      FUND
    STRATEGIC PARTNERS TOTAL RETURN BOND
      FUND

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
PURCHASING SECURITIES ON MARGIN                    The restriction will be eliminated.
The Fund may not: Purchase securities on
margin (but the Fund may obtain such short-
term credits as may be necessary for the
clearance of transactions); provided that
the deposit or payment by the Fund of
initial or variation margin in connection
with options or futures contracts is not
considered the purchase of a security on
margin.

SHORT SALES OF SECURITIES                          The restriction will be eliminated.
The Fund may not: Make short sales of
securities or maintain a short position if,
when added together, more than 25% of the
value of a Fund's net assets would be
(1) deposited as collateral for the
obligation to replace securities borrowed to
effect short sales and (2) allocated to
segregated accounts in connection with short
sales. Short sales "against-the-box" are not
subject to this limitation

ISSUING SENIOR SECURITIES, BORROWING MONEY         The Fund may not: Issue senior securities or
OR PLEDGING ASSETS                                 borrow money or pledge its assets, except as
The Fund may not: Issue senior securities,         permitted by the Investment Company Act of
borrow money or pledge its assets, except          1940, and the rules and regulations
that the Fund may borrow from banks or             promulgated thereunder, as each may be
through dollar rolls or reverse repurchase         amended from time to time except to the
agreements up to 33 1/3% of the value of its       extent that the Fund may be permitted to do
total assets (calculated when the loan is          so by exemptive order, SEC release,
made) for temporary, extraordinary or              no-action letter or similar relief or
emergency purposes, to take advantage of           interpretations (collectively, the "1940 Act
investment opportunities or for the                Laws, Interpretations and Exemptions"). For
clearance of transactions and may pledge its       purposes of this restriction, the purchase
assets to secure such borrowings. For              or sale of securities on a when-issued or
purposes of this restriction, the purchase         delayed delivery basis, reverse repurchase
or sale of securities on a when-issued or          agreements, dollar rolls, short sales,
delayed delivery basis, forward foreign            derivative and hedging transactions such as
currency exchange contracts and collateral         interest rate swap transactions, and
arrangements relating thereto, and                 collateral arrangements with respect
collateral arrangements with respect to            thereto, and transactions similar to any of
futures contracts and options thereon and          the foregoing, and collateral arrangements
with respect to the writing of options and         with respect thereto, and obligations of the
obligations of the Trust to Trustees               Fund to Trustees pursuant to deferred
pursuant to deferred compensation                  compensation arrangements are not deemed to
arrangements are not deemed to be a pledge         be a pledge of assets or the issuance of a
of assets or the issuance of a senior              senior security.
security subject to this restriction.

PURCHASING SECURITIES OF A SINGLE ISSUER           The Fund may not: Purchase the securities of
The Fund may not: Purchase any security            any issuer if, as a result, the Fund would
(other than obligations of the U.S.                fail to be a diversified company within the
Government, its agencies or                        meaning of the 1940 Act Laws,
instrumentalities) if as a result with             Interpretations and Exemptions.
respect to 75% of its total assets, more
than 5% of the Fund's total assets
(determined at the

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
time of investment) would then be invested
in the securities of a single issuer, except
as permitted by Section 5(b)(1) of the 1940
Act or any successor provision on the
requirements applicable to diversified
investment companies.

The Fund may not: Purchase more than 10% of all outstanding voting securities of any one issuer.

PURCHASING SECURITIES OF A SINGLE INDUSTRY         The Fund may not: Purchase any security if
The Fund may not: Purchase any securities          as a result more than 25% of the Fund's
(other than obligations of the U.S.                total assets would be invested in the
Government, its agencies and                       securities of issuers having their principal
instrumentalities) if, as a result 25% or          business activities in the same industry,
more of the value of the Fund's total assets       except for temporary defensive purposes, and
(determined at the time of investment) would       except that this limitation does not apply
be invested in one or more issuers having          to securities issued or guaranteed by the
their principal business activities in the         U.S. government, its agencies or
same industry.                                     instrumentalities.

BUYING OR SELLING REAL ESTATE OR INTERESTS         The Fund may not: Buy or sell real estate,
IN REAL ESTATE                                     except that investment in securities of
The Fund may not: Buy or sell real estate or       issuers that invest in real estate and
interests in real estate, except that the          investments in mortgage-backed securities,
Fund may purchase and sell mortgage-backed         mortgage participations or other instruments
securities, securities collateralized by           supported or secured by interests in real
mortgages, securities which are secured by         estate are not subject to this limitation,
real estate, securities of companies which         and except that the Fund may exercise rights
invest or deal in real estate and publicly         relating to such securities, including the
traded securities of real estate investment        right to enforce security interests and to
trusts.                                            hold real estate acquired by reason of such
                                                   enforcement until that real estate can be
                                                   liquidated in an orderly manner.

BUYING OR SELLING COMMODITIES OR COMMODITY         A new fundamental restriction will be added
CONTRACTS                                          as follows:

[No current restriction.]                          The Fund may not: Buy or sell physical
                                                   commodities or contracts involving physical
                                                   commodities. The Fund may purchase and sell
                                                   (i) derivative, hedging and similar
                                                   instruments such as financial futures and
                                                   options thereon, and (ii) securities or
                                                   instruments backed by, or the return from
                                                   which is linked to, physical commodities or
                                                   currencies, such as forward currency
                                                   exchange contracts, and the Fund may
                                                   exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
ACTING AS AN UNDERWRITER                           No change.
The Fund may not: Act as underwriter except
to the extent that, in connection with the
disposition of portfolio securities, it may
be deemed to be an underwriter under certain
federal securities laws. Each Fund may
purchase restricted securities without
limit.

INVESTING TO EXERCISE CONTROL OR MANAGEMENT        This restriction will not change, but will
The Fund may not: Make investments for the         become non-fundamental.
purpose of exercising control or management.

INVESTING IN SECURITIES OF OTHER INVESTMENT        A new non-fundamental restriction will be
COMPANIES                                          added as follows:

[No current restriction.]                          The Fund may not: Invest in securities of
                                                   other registered investment companies,
                                                   except as permitted under applicable law or
                                                   by the Securities and Exchange Commission.

MAKING LOANS                                       The Fund may make loans, including loans of
The Fund may not: Make loans, except through       assets of the Fund, repurchase agreements,
(1) repurchase agreements and (2) loans of         trade claims, loan participations or similar
portfolio securities limited to 33 1/3% of         investments, or as permitted by the 1940 Act
the value of the Fund's total assets. For          Laws, Interpretations and Exemptions. The
purposes of this limitation on securities          acquisition of bonds, debentures, other debt
lending, the value of the Fund's total             securities or instruments, or participations
assets includes the collateral received in         or other interests therein and investments
the transactions.                                  in government obligations, commercial paper,
                                                   certificates of deposit, bankers'
                                                   acceptances or instruments similar to any of
                                                   the foregoing will not be considered the
                                                   making of a loan, and is permitted if
                                                   consistent with the Fund's investment
                                                   objective.

THE TARGET PORTFOLIO TRUST
    TARGET LARGE CAP GROWTH
    TARGET LARGE CAP VALUE
    TARGET SMALL CAP GROWTH
    TARGET SMALL CAP VALUE
    TARGET INTERNATIONAL EQUITY
    TARGET INTERNATIONAL BOND
    TARGET TOTAL RETURN BOND
    TARGET INTERMEDIATE BOND
    TARGET MORTGAGE
    TARGET U.S. GOVERNMENT

PURCHASING SECURITIES ON MARGIN                    The restriction will be eliminated.
A Portfolio may not: Purchase securities on
margin (but the Portfolio may obtain
short-term credits as may be necessary for
the clearance of transactions); provided
that the deposit or payment by the Portfolio
of initial or variation

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
margin in connection with futures or options
is not considered the purchase of a security
on margin.

SHORT SALES OF SECURITIES                          The restriction will be eliminated.
A Portfolio may not: Make short sales of
securities, or maintain a short position if,
when added together, more than 25% of the
value of the Portfolio's net assets would be
(i) deposited as collateral for the
obligation to replace securities borrowed to
effect short sales and (ii) allocated to
segregated accounts in connection with short
sales. Short sales "against-the-box" are not
subject to this limitation.

ISSUING SENIOR SECURITIES, BORROWING MONEY         A Portfolio may not: Issue senior securities
OR PLEDGING ASSETS                                 or borrow money or pledge its assets, except
A Portfolio may not: Issue senior                  as permitted by the Investment Company Act
securities, borrow money or pledge its             of 1940, and the rules and regulations
assets, except that the Portfolio may borrow       promulgated thereunder, as each may be
from banks or through dollar rolls or              amended from time to time except to the
reverse repurchase agreements up to 33 1/3%        extent that the Portfolio may be permitted
of the value of its total assets (calculated       to do so by exemptive order, SEC release,
when the loan is made) for temporary,              no-action letter or similar relief or
extraordinary or emergency purposes, to take       interpretations (collectively, the "1940 Act
advantage of investment opportunities or for       Laws, Interpretations and Exemptions"). For
the clearance of transactions and may pledge       purposes of this restriction, the purchase
its assets to secure such borrowings. For          or sale of securities on a when-issued or
purposes of this restriction, the purchase         delayed delivery basis, reverse repurchase
or sale of securities on a "when-issued" or        agreements, dollar rolls, short sales,
delayed delivery basis, forward foreign            derivative and hedging transactions such as
currency exchange contracts and collateral         interest rate swap transactions, and
arrangements relating thereto, and                 collateral arrangements with respect
collateral arrangements with respect to            thereto, and transactions similar to any of
futures and options thereon and with respect       the foregoing, and collateral arrangements
to the writing of options and obligations of       with respect thereto, and obligations of the
the Trust to Trustees pursuant to deferred         Portfolio to Trustees pursuant to deferred
compensation arrangements are not deemed to        compensation arrangements are not deemed to
be a pledge of assets subject to this              be a pledge of assets or the issuance of a
restriction and such arrangements are not          senior security.
deemed to be the issuance of a senior
security subject to this restriction.

PURCHASING SECURITIES OF A SINGLE ISSUER OR        EACH PORTFOLIO OTHER THAN THE INTERNATIONAL
IN A SINGLE INDUSTRY                               BOND PORTFOLIO:
A Portfolio may not: Purchase any security
(other than obligations of the U.S.                A Portfolio may not: Purchase the securities
Government, its agencies or                        of any issuer if, as a result, the Portfolio
instrumentalities) if as a result                  would fail to be a diversified company
(i) except with respect to the International       within the meaning of the 1940 Act Laws,
Bond Portfolio, with respect to 75% of total       Interpretations and Exemptions.
assets, more than 5% of the Portfolio's
total assets (determined at the time of            AS A NON-DIVERSIFIED PORTFOLIO, THE
investment) would then be invested in the          INTERNATIONAL
securities of a single

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
issuer, except as permitted by                     BOND PORTFOLIO DOES NOT HAVE A RESTRICTION
Section 5(b)(1) of the Investment Company          LIMITING INVESTMENT IN A SINGLE ISSUER UNDER
Act of 1940 or any successor provision on          THE INVESTMENT COMPANY ACT.
the requirements applicable to diversified
investment companies, or (ii) 25% or more of
the value of the Portfolio's total assets
(determined at the time of investment) would
be invested in one or more issuers having
their principal business activities in the
same industry.

A Portfolio may not: Purchase more than 10% of all outstanding voting securities of any one issuer.

PURCHASING SECURITIES OF A SINGLE INDUSTRY         A Portfolio may not: Purchase any security
                                                   if as a result more than 25% of the
[SEE THE RESTRICTION IMMEDIATELY ABOVE.].          Portfolio's total assets would be invested
                                                   in the securities of issuers having their
                                                   principal business activities in the same
                                                   industry, except for temporary defensive
                                                   purposes, and except that this limitation
                                                   does not apply to securities issued or
                                                   guaranteed by the U.S. government, its
                                                   agencies or instrumentalities.

BUYING OR SELLING REAL ESTATE OR INTERESTS         A Portfolio may not: Buy or sell real
IN REAL ESTATE                                     estate, except that investment in securities
A Portfolio may not: Buy or sell real estate       of issuers that invest in real estate and
or interests in real estate, except that the       investments in mortgage-backed securities,
Portfolio may purchase and sell                    mortgage participations or other instruments
mortgage-backed securities, securities             supported or secured by interests in real
collateralized by mortgages, securities            estate are not subject to this limitation,
which are secured by real estate, securities       and except that the Portfolio may exercise
of companies which invest or deal in real          rights relating to such securities,
estate and publicly traded securities of           including the right to enforce security
real estate investment trusts.                     interests and to hold real estate acquired
                                                   by reason of such enforcement until that
                                                   real estate can be liquidated in an orderly
                                                   manner.

BUYING OR SELLING COMMODITIES OR COMMODITY         A new fundamental investment restriction
CONTRACTS                                          will be added, as follows:

[No current restriction.]                          A Portfolio may not: Buy or sell physical
                                                   commodities or contracts involving physical
                                                   commodities. The Portfolio may purchase and
                                                   sell (i) derivative, hedging and similar
                                                   instruments such as financial futures and
                                                   options thereon, and (ii) securities or
                                                   instruments backed by, or the return from
                                                   which is linked to, physical commodities or
                                                   currencies, such as forward currency
                                                   exchange contracts, and the Portfolio may
                                                   exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical

CURRENT RESTRICTIONS                                          PROPOSED RESTRICTIONS
--------------------                               --------------------------------------------
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Portfolio's ownership of instruments
                                                   supported or secured thereby until they can
                                                   be liquidated in an orderly manner.

ACTING AS AN UNDERWRITER                           No change.
A Portfolio may not: Act as underwriter
except to the extent that, in connection
with the disposition of portfolio
securities, it may be deemed to be an
underwriter under certain federal securities
laws. The Portfolios may purchase restricted
securities without limit.

INVESTING TO EXERCISE CONTROL OR MANAGEMENT        This restriction will not change, but will
A Portfolio may not: Make investments for          become non-fundamental.
the purpose of exercising control or
management.

INVESTING IN SECURITIES OF OTHER INVESTMENT        A new non-fundamental investment restriction
COMPANIES                                          will be added, as follows:
                                                   A Portfolio may not: Invest in securities of
[No current restriction.]                          other registered investment companies,
                                                   except as permitted under applicable law or
                                                   by the Securities and Exchange Commission.

MAKING LOANS                                       The Portfolio may make loans, including
A Portfolio may not: Make loans, except            loans of assets of the Portfolio, repurchase
through (i) repurchase agreements and              agreements, trade claims, loan
(ii) loans of portfolio securities limited         participations or similar investments, or as
to 33 1/3% of the value of the Portfolio's         permitted by the 1940 Act Laws,
total assets. For purposes of this                 Interpretations and Exemptions. The
limitation on securities lending, the value        acquisition of bonds, debentures, other debt
of the Portfolio's total assets includes the       securities or instruments, or participations
collateral received in the transactions.           or other interests therein and investments
                                                   in government obligations, commercial paper,
                                                   certificates of deposit, bankers'
                                                   acceptances or instruments similar to any of
                                                   the foregoing will not be considered the
                                                   making of a loan, and is permitted if
                                                   consistent with the Portfolio's investment
                                                   objective.

REQUIRED VOTE

    For each Fund, approval of these Proposals requires the affirmative vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS NO. 4(a), 4(b), 4(c), 4(d), 4(e), 4(f) AND 4(g), AS APPLICABLE.

               TO APPROVE AMENDMENTS TO THE DECLARATION OF TRUST
                                 PROPOSAL NO. 5

    THIS PROPOSAL APPLIES TO EACH TRUST AS DESCRIBED BELOW.

BACKGROUND

    The Board of each Trust has approved, submitted for Shareholder approval, and recommends that Shareholders approve, amendments (collectively, the "Charter Amendments") to each Trust's declaration of trust (the "Charter"). Each of the Trusts is organized and operates under a Delaware Charter.

    The Charter Amendments are intended to reflect changes to Delaware laws that have occurred over the years, to eliminate unnecessary or unduly burdensome provisions that do not optimally protect the interests of Shareholders, to eliminate potential uncertainty regarding the application of certain Delaware laws and to achieve consistent Charter provisions for the Funds within Delaware and, where possible, across jurisdictions for all of the funds in the Prudential mutual fund complex. The Board of each Trust believes that approval of the Charter Amendments is in the best interests of the Trust and its Shareholders, and recommends that Shareholders approve the Charter Amendments for their respective Trusts.

    There are certain material differences between the proposed Charter Amendments for each Trust and each Trust's current Charter. These are summarized in the table appearing at the end of this Proposal. The text of the proposed Charter Amendments is also included in the table appearing at the end of this Proposal.

    Set forth below is a detailed analysis of the proposed Charter Amendments:

    1. Charter Amendments. Each Charter would be amended to remove any provisions that require Shareholder approval for Charter amendments other than for those amendments for which Shareholder vote is specifically required by the 1940 Act and to give the Board of Trustees the right to amend the Charter without Shareholder action to the fullest extent permitted by law.

       THIS AMENDMENT IS INTENDED TO GIVE EACH TRUST MAXIMUM FLEXIBILITY TO PERMIT AMENDMENT OF ITS CHARTER BY THE BOARD TO ADDRESS ANY FUTURE CIRCUMSTANCES WITHOUT THE NECESSITY OF THE TIME AND EXPENSE OF OBTAINING A SHAREHOLDER VOTE UNLESS SUCH VOTE IS REQUIRED BY THE 1940 ACT.

    2. Redemption Provisions. The Target Charter would be amended to give the Board of Trustees the authority to redeem Shares for any reason under terms set by the Board of Trustees, including the failure by a Shareholder to provide required information or maintain a minimum required investment. Any such required redemption would be effected at the redemption price. The other Trusts already provide for redemption of Shares by the Board for any reason and will not require amendment.

       THIS AMENDMENT IS INTENDED TO ALLOW TARGET TO BE OPERATED MORE EFFICIENTLY BY PERMITTING REDEMPTION AT THE DISCRETION OF THE BOARD, AND ALLOCATING REDEMPTION COSTS ONLY TO THE AFFECTED SHARES.

    3. Quorum; Action by Stockholders. Each Charter would be amended to provide that a quorum would be one-third of the outstanding shares of a Trust entitled to be cast at a meeting, except when a larger requirement is required by the 1940 Act of the Charter or the By-Laws of each Trust. In addition, the amendment would provide that one-third of all votes entitled to be cast on a specific matter would be sufficient to constitute a quorum for that matter, even if only some of the outstanding classes or series are entitled to vote on that matter.

       THIS AMENDMENT IS INTENDED TO INCREASE THE LIKELIHOOD THAT A QUORUM WILL BE PRESENT AT ALL SHAREHOLDER MEETINGS TO AVOID THE TIME AND EXPENSE OF CONTINUED SOLICITATION.

    4. Number of Trustees. Each Charter would be amended to provide that the number of Trustees would be as determined pursuant to a written instrument and would generally allow the Trustees to establish the number, without setting any maximum. However, if a maximum is required by applicable law, it would be set at 20 Trustees.

       THIS AMENDMENT IS INTENDED TO GIVE EACH TRUST MAXIMUM FLEXIBILITY WITH RESPECT TO THE NUMBER OF TRUSTEES.

    5. Adjournments. The By-laws of each Trust would be amended to clarify that a meeting of Shareholders may be adjourned by Shareholders holding a majority of the outstanding Shares present and entitled to vote on a proposal to adjourn whether or not a quorum is present.

       THIS AMENDMENT IS INTENDED TO CLARIFY THE PROCEDURE AND REQUISITE VOTE FOR ADJOURNING SHAREHOLDER MEETINGS AND TO AVOID HAVING TO RE-NOTICE THE MEETING WITH ITS ATTENDANT TIME AND EXPENSE TO THE TRUST.

    6. Master/Feeder Transactions. The Target Charter would be amended to permit the Trustees to invest the property of the Trust in cash or securities of other investment companies.

       THIS AMENDMENT IS INTENDED TO GIVE TARGET MAXIMUM FLEXIBILITY REGARDING IMPLEMENTING A MASTER/ FEEDER STRUCTURE.

    7. Shareholder Voting. Each Charter would be amended to limit the requirement of a Shareholder vote to the election and removal of Trustees and to additional matters as to which Shareholder approval is required under the 1940 Act. The Target Charter would also be amended to permit dollar-based voting by the Shareholders and the provision would provide that with respect to each matter submitted to a Shareholder vote, the Trustees could determine whether the Shareholder vote would be done on a per Share basis or net asset value basis. The general effect of the dollar-based voting is that it allocates Shareholder voting power in proportion to the value of each Shareholder's investment, rather than the number of shares held. The Trustees believe that this will generally result in a more fair allocation of voting power by increasing the voting power of investors holding Shares with higher net asset values so as to match the level of their investment.

       THIS AMENDMENT IS INTENDED TO GIVE EACH TRUST MAXIMUM FLEXIBILITY REGARDING THE APPLICABILITY OF SHAREHOLDER VOTING, TO MORE FAIRLY ALLOCATE VOTING POWER FOR TARGET FUNDS AND TO REDUCE THE NEED TO CALL SHAREHOLDERS' MEETINGS AND THE ATTENDANT EXPENSE TO THE TRUSTS.

    8. Termination of Trust, Fund or Class. Each Charter would be amended to provide that the Trustees would have the authority to dissolve the Trust, Fund or any class without Shareholder approval.

       THIS AMENDMENT IS INTENDED TO ALLOW THE TRUSTEES TO LIQUIDATE THE TRUST, FUND OR ANY CLASS AND TO DISTRIBUTE ANY NET ASSETS TO SHAREHOLDERS WITHOUT FIRST OBTAINING A SHAREHOLDER VOTE.

    9. Election of Trustees. Each Charter would be amended to provide that the calling of a Shareholders' meeting for the election of Trustees when less than a majority of Trustees holding office had been elected by the Shareholders would only be required to the extent that the calling of such a meeting was required under the 1940 Act.

       THIS AMENDMENT IS INTENDED TO REDUCE THE NEED TO CALL SHAREHOLDERS' MEETINGS FOR THE ELECTION OF TRUSTEES AND THE ATTENDANT EXPENSE TO THE TRUSTS.

    10. Derivative Actions. The Target Charter would be amended to set forth the requirements for the bringing of a derivative action on behalf of the Trust by a Shareholder. Such requirements would include the making of a pre-suit demand upon the Trustees by Shareholders who collectively hold at least 10% of the outstanding Shares and the consideration of any such pre-suit demand by Independent Trustees. The other Trusts already include this provision and will not require amendment.

       THIS AMENDMENT IS INTENDED TO ALLOW TARGET TO LIMIT LITIGATION ON BEHALF OF THE TRUST TO THOSE SITUATIONS WHERE IT IS SUPPORTED BY SHAREHOLDERS WITH A MATERIAL STAKE IN THE TRUST AND TO ADDRESS THE NEED FOR THE EVALUATION OF THE MERITS OF A POTENTIAL LAWSUIT BY INDEPENDENT TRUSTEES.

                     SUMMARY AND TEXT OF CHARTER AMENDMENTS

                       DECLARATION OF TRUST AMENDMENTS              REDEMPTION
                       --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED
FUND                      PROVISION        AMENDMENT        PROVISION        AMENDMENT
---------------------  ---------------  ---------------  ---------------  ---------------
Style Specific         A vote of        The Trustees     Not applicable.  None.
                       Shareholders is  would have
                       required for     authority to
                       amendments that  approve all
                       (i) affect the   amendments for
                       voting rights    routine and
                       of               non- routine
                       Shareholders,    matters other
                       (ii) amend the   than those
                       amendment        matters that
                       provision of     are required to
                       the              be approved by
                       Declaration,     Shareholders
                       (iii) are        under the 1940
                       required to be   Act.
                       approved by
                       Shareholders
                       under
                       applicable law,
                       and (iv) are
                       submitted to
                       the
                       Shareholders by
                       the Trustees.

                                    QUORUM                      NUMBER OF TRUSTEES
                       --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED
FUND                      PROVISION        AMENDMENT        PROVISION        AMENDMENT
---------------------  ---------------  ---------------  ---------------  ---------------
Style Specific         The quorum       The quorum       The number of    The number of
                       requirement is   requirement      Trustees shall   Trustees would
                       40% of the       would be one-    at all times be  be such number
                       Shares entitled  third of the     at least one     as is
                       to vote at a     Shares entitled  and no more      determined by
                       meeting, except  to vote at a     than 15, as      the Trustees
                       when a larger    meeting, except  determined by    from time to
                       quorum is        when a larger    the Trustees     time but at
                       required by      quorum is        from time to     least one.
                       applicable law,  required by the  time.
                       the Declaration  1940 Act, the
                       or the By-Laws.  Declaration or
                                        the By-Laws.

                                 ADJOURNMENTS               MASTER/FEEDER TRANSACTIONS
                       --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED
FUND                      PROVISION        AMENDMENT        PROVISION        AMENDMENT
---------------------  ---------------  ---------------  ---------------  ---------------
Style Specific         The existing     Shareholders     Not applicable.  None.
                       By-Laws do not   holding a
                       contain an       majority of the
                       express          outstanding
                       provision        Shares present
                       regarding the    and entitled to
                       requirements     vote on
                       for adjournment  adjournment of
                       of a             a meeting would
                       Shareholders'    have authority
                       meeting.         to adjourn a
                                        Shareholders
                                        meeting whether
                                        or not a quorum
                                        is present at
                                        the meeting.

                                                          TERMINATION OF TRUST, FUND OR
                              SHAREHOLDER VOTING                      CLASS
                       --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED
FUND                      PROVISION        AMENDMENT        PROVISION        AMENDMENT
---------------------  ---------------  ---------------  ---------------  ---------------
Style Specific         Shareholders     Shareholders     The Trust and    The Trust and
                       have the power   would have the   any Fund or      any Fund or
                       to vote for the  power to vote    class of Shares  class of Shares
                       election and     for the          may be           may be
                       removal of       election and     dissolved at     dissolved at
                       Trustees and     removal of       any time by      any time by the
                       such additional  Trustees and     vote of a        Trustees
                       Fund matters as  such additional  majority of the  without
                       may be required  Fund matters as  Shares of each   Shareholder
                       by applicable    may be required  Fund entitled    approval.
                       law.             by the 1940      to vote, voting
                                        Act.             separately by
                                                         Fund, or by the
                                                         Trustees by
                                                         written notice
                                                         to the
                                                         Shareholders.

                             ELECTION OF TRUSTEES               DERIVATIVE ACTIONS
                       --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED
FUND                      PROVISION        AMENDMENT        PROVISION        AMENDMENT
---------------------  ---------------  ---------------  ---------------  ---------------
Style Specific         If less than     If less than     Not applicable.  None.
                       the majority of  the majority of
                       Trustees         Trustees
                       holding office   holding office
                       have been        have been
                       elected by       elected by
                       Shareholders, a  Shareholders, a
                       Shareholders'    Shareholders'
                       meeting for the  meeting for the
                       election must    election of
                       be called for    Trustees would
                       the election of  be called to
                       Trustees.        the extent it
                                        is required by
                                        the 1940 Act.

                       DECLARATION OF TRUST AMENDMENTS              REDEMPTION
                       --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED
FUND                      PROVISION        AMENDMENT        PROVISION        AMENDMENT
---------------------  ---------------  ---------------  ---------------  ---------------
Target                 Same as Style    Same as Style    The Trustees     The Trustees
                       Specific above.  Specific above.  have the         would have the
                                                         authority to     authority to
                                                         redeem Shares    redeem the
                                                         of any person    shares of any
                                                         at net asset     Shareholder or
                                                         value to the     group of
                                                         extent that the  Shareholders
                                                         direct or        (including some
                                                         indirect         or all of the
                                                         ownership of     Shareholders of
                                                         Shares has or    any series or
                                                         may become       class) for any
                                                         concentrated in  reason at net
                                                         such person to   asset value,
                                                         an extent that   less any
                                                         would            redemption
                                                         disqualify any   fees, and upon
                                                         series of        such other
                                                         shares as an     terms set by
                                                         investment       the Trustees.
                                                         company.

                                    QUORUM                      NUMBER OF TRUSTEES
                       --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED
FUND                      PROVISION        AMENDMENT        PROVISION        AMENDMENT
---------------------  ---------------  ---------------  ---------------  ---------------
Target                 The quorum       The quorum       Same as Style    Same as Style
                       requirement is   requirement      Specific above.  Specific above.
                       one-third of     would be one-
                       the Shares       third of the
                       entitled to      Shares entitled
                       vote at a        to vote at a
                       meeting, except  meeting except
                       when a larger    when a larger
                       quorum is        quorum is
                       required by      required by the
                       applicable law,  1940 Act, the
                       the Declaration  Declaration or
                       or the By-Laws.  the By-Laws.

                                 ADJOURNMENTS               MASTER/FEEDER TRANSACTIONS
                       --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED
FUND                      PROVISION        AMENDMENT        PROVISION        AMENDMENT
---------------------  ---------------  ---------------  ---------------  ---------------
Target                 Same as Style    Same as Style    The existing     The Trustees
                       Specific above.  Specific above.  Declaration      would be
                                                         does not         permitted to
                                                         contain an       invest the
                                                         express          property of the
                                                         provision        Trust or any
                                                         regarding the    Fund in other
                                                         Trustees'        investment
                                                         authority with   companies
                                                         respect to       without
                                                         master/feeder    Shareholder
                                                         transactions.    approval unless
                                                                          such approval
                                                                          is required by
                                                                          the 1940 Act.

                                                          TERMINATION OF TRUST, FUND OR
                              SHAREHOLDER VOTING                      CLASS
                       --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED
FUND                      PROVISION        AMENDMENT        PROVISION        AMENDMENT
---------------------  ---------------  ---------------  ---------------  ---------------
Target                 Shareholders     Shareholders     Same as Style    Same as Style
                       have the power   would have the   Specific above.  Specific above.
                       to vote for the  power to vote
                       election and     for the
                       removal of       election and
                       Trustees and     removal of
                       such additional  Trustees and
                       Fund matters as  such additional
                       may be required  Fund matters as
                       by applicable    may be required
                       law.             by the 1940
                       Shareholders     Act.
                       are entitled to  Shareholders
                       vote on a per    would be
                       Share basis as   entitled to
                       determined by    vote on a per
                       the Trustees.    Share basis or
                                        net asset value
                                        basis.

                             ELECTION OF TRUSTEES               DERIVATIVE ACTIONS
                       --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED
FUND                      PROVISION        AMENDMENT        PROVISION        AMENDMENT
---------------------  ---------------  ---------------  ---------------  ---------------
Target                 Same as Style    Same as Style    The existing     Shareholders
                       Specific above.  Specific above.  Declaration      would be
                                                         does not         permitted to
                                                         contain an       bring a
                                                         express          derivative
                                                         provision        action on
                                                         regarding        behalf of the
                                                         derivative       Fund if certain
                                                         actions.         requirements
                                                                          are satisfied,
                                                                          including the
                                                                          making of a
                                                                          pre-suit demand
                                                                          upon the
                                                                          Trustees by
                                                                          Shareholders
                                                                          who
                                                                          collectively
                                                                          hold at least
                                                                          10% of the
                                                                          outstanding
                                                                          Shares of the
                                                                          Fund and the
                                                                          consideration
                                                                          of any such
                                                                          pre-suit demand
                                                                          by Independent
                                                                          Trustees.

                       DECLARATION OF TRUST AMENDMENTS              REDEMPTION
                       --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED
FUND                      PROVISION        AMENDMENT        PROVISION        AMENDMENT
---------------------  ---------------  ---------------  ---------------  ---------------
Opportunity Funds      Same as Style    Same as Style    Not applicable.  None.
                       Specific above.  Specific above.

                                    QUORUM                      NUMBER OF TRUSTEES
                       --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED
FUND                      PROVISION        AMENDMENT        PROVISION        AMENDMENT
---------------------  ---------------  ---------------  ---------------  ---------------
Opportunity Funds      Same as Style    Same as Style    Same as Style    Same as Style
                       Specific above.  Specific above.  Specific above.  Specific above.

                                 ADJOURNMENTS               MASTER/FEEDER TRANSACTIONS
                       --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED
FUND                      PROVISION        AMENDMENT        PROVISION        AMENDMENT
---------------------  ---------------  ---------------  ---------------  ---------------
Opportunity Funds      Same as Style    Same as Style    Not Applicable.  None.
                       Specific above.  Specific above.

                                                          TERMINATION OF TRUST, FUND OR
                              SHAREHOLDER VOTING                      CLASS
                       --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED
FUND                      PROVISION        AMENDMENT        PROVISION        AMENDMENT
---------------------  ---------------  ---------------  ---------------  ---------------
Opportunity Funds      Same as Style    Same as Style    Same as Style    Same as Style
                       Specific above.  Specific above.  Specific above.  Specific above.

                             ELECTION OF TRUSTEES               DERIVATIVE ACTIONS
                       --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED
FUND                      PROVISION        AMENDMENT        PROVISION        AMENDMENT
---------------------  ---------------  ---------------  ---------------  ---------------
Opportunity Funds      Same as Style    Same as Style    Not Applicable.  None.
                       Specific above.  Specific above.

                       DECLARATION OF TRUST AMENDMENTS              REDEMPTION
                       --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED
FUND                      PROVISION        AMENDMENT        PROVISION        AMENDMENT
---------------------  ---------------  ---------------  ---------------  ---------------
Asset Allocation       Same as Style    Same as Style    Not applicable.  None.
                       Specific above.  Specific above.

                                    QUORUM                      NUMBER OF TRUSTEES
                       --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED
FUND                      PROVISION        AMENDMENT        PROVISION        AMENDMENT
---------------------  ---------------  ---------------  ---------------  ---------------
Asset Allocation       Same as Style    Same as Style    Same as Style    Same as Style
                       Specific above.  Specific above.  Specific above.  Specific above.

                                 ADJOURNMENTS               MASTER/FEEDER TRANSACTIONS
                       --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED
FUND                      PROVISION        AMENDMENT        PROVISION        AMENDMENT
---------------------  ---------------  ---------------  ---------------  ---------------
Asset Allocation       Same as Style    Same as Style    Not applicable.  None.
                       Specific above.  Specific above.

                                                          TERMINATION OF TRUST, FUND OR
                              SHAREHOLDER VOTING                      CLASS
                       --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED
FUND                      PROVISION        AMENDMENT        PROVISION        AMENDMENT
---------------------  ---------------  ---------------  ---------------  ---------------
Asset Allocation       Same as Style    Same as Style    Same as Style    Same as Style
                       Specific above.  Specific above.  Specific above.  Specific above.

                             ELECTION OF TRUSTEES               DERIVATIVE ACTIONS
                       --------------------------------  --------------------------------
                          EXISTING         PROPOSED         EXISTING         PROPOSED
FUND                      PROVISION        AMENDMENT        PROVISION        AMENDMENT
---------------------  ---------------  ---------------  ---------------  ---------------
Asset Allocation       Same as Style    Same as Style    Not applicable.  None.
                       Specific above.  Specific above.

    Set out below is the text of the proposed Charter Amendments for all Trusts summarized in the preceding table:

    - Amend Section 2 of Article I of the Declaration to add the following definition:

       "Prior Declaration of Trust" means the original declaration of trust of the Trust as in effect from time to time up to the effectiveness of this Declaration of Trust;

    - Amend Section 1 of Article IV of the Declaration to delete the first two sentences thereof in their entirety and replace them with one sentence to read as follows:

       The number of Trustees shall be the number established under or pursuant to the Prior Declaration of Trust or such number as is determined, from time to time, by the Trustees pursuant to Section 3 of this Article IV but shall at all times be at least one.

    - Amend the fourth sentence of Section 1 of Article IV of the Declaration in its entirety to read as follows:

       In the event that less than the majority of Trustees holding office have been elected by the Shareholders, to the extent required by the 1940 Act, but only to such extent, the Trustees then in office shall call a Shareholders' meeting for the election of Trustees.

    - Amend the first sentence of Section 1 of Article V of the Declaration in its entirety to read as follows:

       The Shareholders shall have power to vote only (i) for the election or removal of Trustees as and to the extent provided in Article IV,
       Section 1, and (ii) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

    - Amend the first and second sentences of Section 2 of Article V of the Declaration in their entirety to read as follows:

       Except when a larger quorum is required by federal law, including the 1940 Act, by the By-Laws or by this Declaration of Trust, one-third of the Shares entitled to vote shall constitute a quorum at a Shareholders' meeting. When any one or more Series (or Classes) is to vote as a single class separate from any other Shares, one-third of the Shares of all such Series (or Classes) entitled to vote shall constitute a quorum at a Shareholders' meeting of such Series (or Classes).

    - Amend Section 2 of Article VIII of the Declaration in its entirety to read as follows:

    Section 2.  TERMINATION OF THE TRUST OR ANY SERIES OR CLASS.

        (a) Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be dissolved at any time by the Trustees by written notice to the Shareholders. Any

    Series of Shares may be dissolved at any time by the Trustees by written notice to the Shareholders of such Series. Any Class of any Series of Shares may be terminated at any time by the Trustees by written notice to the Shareholders of such Class. Any action to dissolve the Trust shall be deemed to also be an action to dissolve each Series and each Class thereof.

        (b) Upon the requisite action by the Trustees to dissolve the Trust or any one or more Series of Shares, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or of the affected Series to distributable form in cash or Shares (if any Series remain) or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Trust or Series involved, ratably according to the number of Shares of the Trust or such Series held by the several Shareholders of such Series on the date of distribution. Thereupon, any affected Series or Class shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to such Series shall be canceled and discharged. Upon the requisite action by the Trustees to terminate any Class of any Series of Shares, the Trustees may, to the extent they deem it appropriate, follow the procedures set forth in this Section 2(b) with respect to such Class that are specified in connection with the dissolution and winding up of the Trust or any Series of Shares. Alternatively, in connection with the termination of any Class of any Series of Shares, the Trustees may treat such termination as a redemption of the Shareholders of such Class effected pursuant to Section 2(c) of Article VI of this Declaration of Trust provided that the costs relating to the termination of such Class shall be included in the determination of the net asset value of the Shares of such Class for purposes of determining the redemption price to be paid to the Shareholders of such Class (to the extent not otherwise included in such determination).

        (c) Following completion of winding up of the Trust's business, the Trustees shall cause a certificate of cancellation of the Trust's Certificate of Trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee. Upon termination of the Trust, the Trustees shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust shall be canceled and discharged.

    - Amend Section 4 of Article VIII of the Declaration in its entirety to read as follows:

    Section 4. AMENDMENTS. Except as specifically provided in this Section 4, the Trustees may, without Shareholder vote, restate, amend or otherwise supplement this Declaration of Trust. Shareholders shall have the right to vote
(i) on any amendment that is required to be approved by Shareholders pursuant to the 1940 Act and (ii) on any amendment submitted to the Shareholders by the Trustees at their discretion. Any amendment required or permitted to be submitted to the Shareholders that, as the Trustees determine, shall only affect the Shareholders of one or more Series or one or more Classes shall be authorized by a vote of only the Shareholders of each Series or Class affected and no vote of Shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance provided by Article VII, Section 4 of this Declaration of Trust with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in Article VII, Section 2 of this Declaration of Trust or as provided in the By-Laws with respect to any actions or omissions of Persons covered thereby prior to such amendment. The Trustees may, without Shareholder vote, restate, amend, or otherwise supplement the Certificate of Trust as the Trustees deem necessary or desirable.

    - Amend Section 1 of Article III of the By-Laws to add a sentence at the end thereof to read as follows:

       Any meeting of Shareholders may be adjourned one or more times from time to time to another time or place by Shareholders holding a majority of the outstanding Shares present and entitled to vote on a proposal to adjourn at such meeting, whether or not a quorum is present.

    Set out below is the text of the additional proposed Charter Amendments with respect to Target:

    - Amend Section 1 of Article V of the Declaration to delete the second sentence thereof in its entirety and replace it with two sentences to read as follows:

       As determined by the Trustees without the vote or consent of Shareholders (except as required by the 1940 Act), on any matter submitted to a vote of Shareholders, either (i) each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote or (ii) each dollar of Net Asset Value (number of Shares owned times Net Asset Value per share of such Series or Class, as applicable) shall be entitled to one vote on any matter on which such Shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Without limiting the power of the Trustees in any way to designate otherwise in accordance with the preceding sentence, the Trustees hereby establish that each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote.

    - Amend Section 2(c) of Article VI of the Declaration in its entirety to read as follows:

        (c) The Trustees may require any Shareholder or group of Shareholders (including some or all of the Shareholders of any Series or Class) to redeem Shares for any reason under terms set by the Trustees, including (i) the determination of the Trustees that direct or indirect ownership of Shares of any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, or to have the minimum investment required (which may vary by Series), or (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to him. Any such redemption shall be effected at the redemption price and in the manner provided in this
    Article VI.

    - Amend Section 3(c) of Article VIII of the Declaration in its entirety to read as follows:

        (c) Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, invest all or a portion of the Trust Property of any Series, or dispose of all or a portion of the Trust Property of any Series, and invest the proceeds of such disposition in interests issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of Delaware or any other state or jurisdiction) (or subtrust thereof) which is classified as a partnership for federal income tax purposes. Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, cause a Series that is organized in the master/feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause such Series to invest its Trust Property directly in securities and other financial instruments or in another master fund.

    - Amend Article VIII of the Declaration to add a new Section 9 to read as follows:

    Section 9. DERIVATIVE ACTIONS. In addition to the requirements set forth in Section 3816 of the Delaware Act, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met:

        (a) The Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of this
    Section 9(a), a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not "independent trustees" (as that term is defined in the Delaware Act).

        (b) Unless a demand is not required under paragraph (a) of this
    Section 9, Shareholders eligible to bring such derivative action under the Delaware Act who collectively hold at least 10% of the outstanding Shares of the Trust, or who collectively hold at least 10% of the outstanding Shares of the Series or Class to which such action relates, shall join in the request for the Trustees to commence such action; and

        (c) Unless a demand is not required under paragraph (a) of this
    Section 9, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

        (d) For purposes of this Section 9, the Board of Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

REQUIRED VOTE

    For each Trust, approval of this Proposal requires an affirmative vote of a majority of each Fund's voted securities.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NUMBER 5.

                             ADDITIONAL INFORMATION

    The solicitation of proxies, the cost of which will be borne by the Funds, will be made primarily by mail but also may include telephone or oral communications by regular employees of PSI or PI, who will not receive any compensation therefore from the Funds or by Georgeson Shareholder Communications Inc., a proxy solicitation firm retained by the Funds, who will be paid the approximate fees and expenses for soliciting services set forth below. Proxies may be recorded pursuant to (i) electronically transmitted instructions or
(ii) telephone instructions obtained through procedures reasonably designed to verify that the instructions have been authorized. Soliciting fees and expenses payable to Georgeson Shareholder

Communications Inc. by a particular Fund are a function of the number of shareholders in that Fund. All of the cost of the Meetings will be borne by the Funds.

                                                         ESTIMATED SOLICITATION
FUND                                                       FEES AND EXPENSES
----                                                     ----------------------
Asset Allocation.......................................
  Conservative Growth..................................
  Moderate Growth......................................
  High Growth..........................................
Opportunity Funds......................................
  Focused Growth.......................................
  New Era Growth.......................................
  Focused Value........................................
  Mid-Cap Value........................................
Style Specific.........................................
  Large Cap Growth.....................................
  Large Cap Value......................................
  Small Cap Growth.....................................
  Small Cap Value......................................
  International Equity.................................
  Total Return Bond....................................
Target.................................................
  Target Large Cap Growth..............................
  Target Large Cap Value...............................
  Target Small Cap Growth..............................
  Target Small Cap Value...............................
  Target International Equity..........................
  Target International Bond............................
  Target Total Return Bond.............................
  Target Intermediate Bond.............................
  Target Mortgage......................................
  Target U.S. Government...............................

                             SHAREHOLDER PROPOSALS

    The Trusts will not be required to hold annual meetings of shareholders if the election of Board Members is not required under the 1940 Act. It is the present intention of the Board of each Trust not to hold annual meetings of shareholders unless such shareholder action is required.

    Any shareholder who wishes to submit a proposal to be considered at a Trust's next meeting of shareholders should send the proposal to that Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting or be brought before such meeting without being included in the proxy statement.

    Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the Meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote according to their best judgment in the interest of each Fund, respectively.

/s/ Lori E. Bostrom

Lori E. Bostrom
SECRETARY
Strategic Partners Asset Allocation Funds
  Strategic Partners Conservative Growth Fund
  Strategic Partners Moderate Growth Fund
  Strategic Partners High Growth Fund Strategic
Partners Opportunity Funds
  Strategic Partners Focused Growth Fund
  Strategic Partners New Era Growth Fund
  Strategic Partners Focused Value Fund
  Strategic Partners Mid-Cap Value Fund
Strategic Partners Style Specific Funds
  Strategic Partners Large Cap Growth Fund
  Strategic Partners Large Cap Value Fund
  Strategic Partners Small Cap Growth Fund
  Strategic Partners Small Cap Value Fund
  Strategic Partners International Equity Fund
  Strategic Partners Total Return Bond Fund
The Target Portfolio Trust
  Large Capitalization Growth Portfolio
  Large Capitalization Value Portfolio
  Small Capitalization Growth Portfolio
  Small Capitalization Value Portfolio
  International Equity Portfolio
  International Bond Portfolio
  Total Return Bond Portfolio
  Intermediate-Term Bond Portfolio
  Mortgage Backed Securities Portfolio
  U.S. Government Money Market Portfolio

May   , 2003

   It is important that you execute and return ALL of your proxies promptly.

                         [      ] FUND

                              GATEWAY CENTER THREE
                                NEWARK, NJ 07102


                                      PROXY

                         SPECIAL MEETING OF SHAREHOLDERS

                            JULY 17, 2003, 11:00 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF TRUSTEES. The undersigned hereby appoints Grace C. Torres, Marguerite E.H. Morrison and Jonathan D. Shain as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of beneficial interest of the Fund held of record by the undersigned on May 16, 2003 at the Meeting to be held on July 17, 2003 or any adjournment thereof.

THE SHARES REPRESENTED BY THE PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSALS 2, 3, 4, AND 5 IF YOU DO NOT SPECIFY OTHERWISE, PLEASE REFER TO THE PROXY STATEMENT DATED _____________ FOR DISCUSSION OF THE PROPOSALS.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NJ 07102-4077

TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:
                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
FUND NAME HERE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES AND EACH OF THE PROPOSALS.

     VOTE ON TRUSTEES.

     1)   To elect ten Trustees.
          Nominees: 01) David E. A. Carson, 02)
          Robert E. La Blanc, 03) Douglas H.
          McCorkindale, 04) Stephen P. Munn, 05)
          Richard A. Redeker, 06) Robin B. Smith,
          07) Stephen Stoneburn, 08) Clay T.
          Whitehead, 09) Judy A. Rice, 10) Robert
          F. Gunia

  FOR   WITHHOLD  FOR ALL                                           TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR
  ALL     ALL       EXCEPT                                          ALL EXCEPT" AND WRITE NOMINEES NUMBER
                                                                    ON THE LINE BELOW.
  / /     / /       / /
                                                                    -------------------------------------------

                                                                       FOR    AGAINST  ABSTAIN

     VOTE ON PROPOSALS

     2)     To approve a proposal to permit the Manager to enter       / /     / /       / /
            into, or make material changes to, subadvisory
            agreements without obtaining Shareholder approval
            (Focused Growth only)

     3)     To permit an amendment to the Management contract between  / /     / /       / /
            PI and Opportunity Funds, on behalf of Focused Growth
            (Focused Growth only)

     4)   To Approve Changes to Fundamental                            / /     / /       / /
          Investment Restrictions and Policies
          relating to:

          a.   fund diversification;                                   / /     / /       / /

          b.   issuing Senior Securities,
               borrowing money or pledging assets;                     / /     / /       / /

          c.   buying and selling real estate;                         / /     / /       / /

          d.   buying and selling commodities and                      / /     / /       / /
               commodity contracts;

          e.   fund concentration;                                     / /     / /       / /

          f.   making loans                                            / /     / /       / /

          g.   other investment restrictions,                          / /     / /       / /
               including investing in securities
               of other investment companies.

     5)   To Approve Amendments to Each Fund's                         / /     / /       / /
          Declaration of Trust.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



---------------------------------  ----------
SIGNATURE (PLEASE SIGN WITHIN BOX)  DATE


---------------------------------  ----------
SIGNATURE (JOINT OWNERS)           DATE

                      INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A    Five Percent Shareholder Report

Exhibit B    Board and Committee Information

Exhibit C    Officer Information

Exhibit D    Form of Amended Management Agreement

                                                                       EXHIBIT A

                        FIVE PERCENT SHAREHOLDER REPORT

    As of May 16, 2003, the beneficial owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Funds are listed below.

FUND                                                    REGISTRATION               SHARES/CLASS     PERCENT
----                                        ------------------------------------  ---------------   --------
Asset Allocation
  Conservative Growth Fund................
  Moderate Growth Fund....................
  High Growth Fund........................
Opportunity Funds
  Focused Growth Fund.....................
  New Era Growth Fund.....................
  Focused Value Fund......................
  Market Opportunity Fund.................
  Mid-Cap Value Fund......................
Style Specific
  Large Cap Growth Fund...................
  Large Cap Value Fund....................
  Small Cap Growth Fund...................
  Small Cap Value Fund....................
  International Equity Fund...............
  Total Return Bond Fund..................
Target
  Target Large Cap Growth.................
  Target Large Cap Value..................
  Target Small Cap Growth.................
  Target Small Cap Value..................
  Target International Equity.............
  Target International Bond...............
  Target Total Return Bond................
  Target Intermediate Bond................
  Target Mortgage.........................
  Target U.S. Government..................

                                                                       EXHIBIT B

                       BOARD AND COMMITTEE INFORMATION(1)

                                                 ASSET     OPPORTUNITY   STYLE
ANNUAL FEE(2)                                  ALLOCATION     FUNDS     SPECIFIC  TARGET
-------------                                  ----------  -----------  --------  ------
Fee for Attendance at Board Meetings(2)......      N/A         N/A         N/A      N/A
Fee for Attendance at Committee
  Meetings(2)................................      N/A         N/A         N/A      N/A
Number of Board Meetings during the Last
  Fiscal Year................................        4           4           4        4
Number of Audit Committee Meetings during the
  Last Fiscal Year*..........................        4           4           4        4
Number of Nominating Committee Meetings
  during the Last Fiscal Year*...............       --          --          --       --
Size of Current Board........................        9           9           9        9

*   Only Independent Trustees serve on a Fund's Audit and Nominating Committees.

(1) No fund within the Fund Complex has a bonus, pension, profit sharing or retirement plan.

(2) While Board and Committee members do not receive attendance fees, they do receive compensation for Board and Committee membership. See pages 10-11 of this proxy statement. No incumbent Trustee attended fewer than 75% of the total number of Board and Committee meetings during the last fiscal year of each Trust.

                                                                       EXHIBIT C

                              OFFICER INFORMATION

                                                                  OFFICER SINCE
NAME, AGE, PRINCIPAL                                -----------------------------------------
BUSINESS OCCUPATION FOR THE                           ASSET     OPPORTUNITY   STYLE
PAST FIVE YEARS                         OFFICE      ALLOCATION     FUNDS     SPECIFIC  TARGET
---------------------------         --------------  ----------  -----------  --------  ------
Judy A. Rice (55)                   President          2000        2003        2000     2003
President, Chief Executive
Officer, Chief Operating Officer
and Officer-In-Charge (since 2003)
of PI; formerly various positions
to Senior Vice President
(1992-1999) of PSI; and various
positions to Managing Director
(1975-1992) of Salomon Smith
Barney; Member of Board of
Governors of the Money Management
Institute.

Robert F. Gunia (56)                Vice President     1999        2000        1999     1999
Executive Vice President and Chief
Administrative Officer (since June
1999) of PI; Executive Vice
President and Treasurer (since
January 1996) of PI; President
(since April 1999) of PIMS;
Corporate Vice President (since
September 1997) of The Prudential
Insurance Company of America;
formerly Senior Vice President
(March 1987-May 1999) of PSI;
formerly Chief Administrative
Officer (July 1989-September
1996), Director (January
1989-September 1996) and Executive
Vice President, Treasurer and
Chief Financial Officer (June
1987-December 1996) of Prudential
Mutual Fund Management, Inc.
(PMF); Vice President and Director
(since May 1989) and Treasurer
(since 1999) of The Asia Pacific
Fund, Inc.

Grace C. Torres (43)                Treasurer &        1999        2000        1997     2000
Senior Vice President (since        Principal
January 2000) of PI; formerly       Financial and
First Vice President (December      Accounting
1996-January 2000) of PI and First  Officer
Vice President (March 1993-1999)
of PSI.

Lori E. Bostrom (40)                Secretary          2003        2003        2003     2002
Vice President and Corporate
Counsel (since October 2002) of
Prudential; formerly Senior
Counsel of The Guardian Life
Insurance Company of America
(February 1996-October 2002).

Marguerite E.H. Morrison (46)       Assistant          2002        2003        2002     2002
Vice President and Chief Legal      Secretary
Officer-Mutual Funds and Unit
Investment Trusts (since August
2000) of Prudential; Senior Vice
President and Assistant Secretary
(since February 2001) of PI; Vice
President and Assistant Secretary
of PIMS (since October 2001),
previously Vice President and
Associate General Counsel
(December 1996-February 2001) of
PI and Vice President and
Associate General Counsel
(September 1987-September 1996) of
PSI.

Maryanne Ryan (38)                  Anti-Money         2002        2003        2002     2002
Vice President, Prudential (since   Laundering
November 1998), First Vice          Compliance
President of PSI (March 1997-May    Officer
1998).

                                                                       EXHIBIT D

                                        FUND

                              MANAGEMENT AGREEMENT

    Agreement made the           day of             , 2003 between Fund (the
Fund), a Delaware statutory trust, and Prudential Investments LLC, a New York limited liability company (the Manager).

                              W I T N E S S E T H

    WHEREAS, the Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

    WHEREAS, the Fund desires to retain the Manager to render or contract to obtain as hereinafter provided investment advisory services to the Fund and one or more of its series (individually and collectively with the Fund, referred to herein as the Fund) and the Fund also desires to avail itself of the facilities available to the Manager with respect to the administration of its day-to-day business affairs, and the Manager is willing to render such investment advisory and administrative services;

    NOW, THEREFORE, the parties agree as follows:

    1. The Fund hereby appoints the Manager to act as manager of the Fund and each series thereof, if any (each, a Portfolio) and as administrator of its business affairs for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided. Subject to the approval of the Board of Trustees of the Fund, the Manager is authorized to enter into a subadvisory agreement with Prudential Investment
    Management, Inc., Jennison Associates LLC, or any other subadviser, whether or not affiliated with the Manager (each, a Subadviser), pursuant to which such Subadviser shall furnish to the Fund the investment advisory services in connection with the management of the Fund (each, a Subadvisory Agreement). Subject to the approval of the Board of Trustees of the Fund, the Manager is authorized to retain more than one Subadviser for the Fund, and if the Fund has more than one Subadviser, the Manager is authorized to allocate the Fund's assets among the Subadvisers. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any Subadvisory Agreement. The Fund and Manager understand and agree that the Manager may manage the Fund in a "manager-of-managers" style with either a single or multiple subadvisers, which contemplates that the Manager will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (SEC): (i) continually evaluate the performance of each Subadviser to the Fund, if applicable, through quantitative and qualitative analysis and consultations with such Subadviser; (ii) periodically make recommendations to the Board as to whether the contract with one or more Subadvisers should be renewed, modified, or terminated; and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Fund recognizes that a Subadviser's services may be terminated or modified pursuant to the "manager-of-managers" process, and that the Manager may appoint a new Subadviser for a Subadviser that is so removed.

    2. Subject to the supervision of the Board of Trustees, the Manager shall administer the Fund's business affairs and, in connection therewith, shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities and, subject to Section 1 hereof and any Subadvisory Agreement, the Manager shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's SEC registration statement, and subject to the following understandings:

        (a) The Manager (or a Subadviser under the Manager's supervision) shall provide supervision of the Fund's investments, and shall determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

        (b) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust of the Fund and the Fund's SEC registration statement and with the instructions and directions of the Board of Trustees, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations. In connection therewith, the Manager shall, among other things, prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the SEC.

        (c) The Manager (or the Subadviser under the Manager's supervision) shall determine the securities and futures contracts to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) in conformity with the policy with respect to brokerage as set forth in the Fund's registration statement or as the Board of Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Manager (or the Subadviser under the Manager's supervision) will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Manager (or Subadviser under the Manager's supervision) may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Manager (or Subadviser) may be a party, the size and difficulty in executing an order, and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

        On occasions when the Manager (or a Subadviser under the Manager's supervision) deems the purchase or sale of a security or a futures contract to be in the best interest of the Fund as well as other clients of the Manager (or the Subadviser), the Manager (or Subadviser), to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager (or the Subadviser) in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

        (d) The Manager (or the Subadviser under the Manager's supervision) shall maintain all books and records with respect to the Fund's portfolio transactions and shall render to the Fund's Board of Trustees such periodic and special reports as the Board may reasonably request.

        (e) The Manager (or the Subadviser under the Manager's supervision) shall be responsible for the financial and accounting records to be maintained by the Fund (including those being maintained by the Fund's Custodian).

        (f) The Manager (or the Subadviser under the Manager's supervision) shall provide the Fund's Custodian on each business day information relating to all transactions concerning the Fund's assets.

        (g) The investment management services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar services to others.

        (h) The Manager shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

    3. The Fund has delivered to the Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

        (a) Declaration of Trust;

        (b) By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

        (c) Certified resolutions of the Board of Trustees of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

        (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the Registration Statement), as filed with the SEC relating to the Fund and its shares of beneficial interest, and all amendments thereto; and

        (e) Prospectus and Statement of Additional Information of the Fund.

    4. The Manager shall authorize and permit any of its officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any such officers or employees of the Manager.

    5. The Manager shall keep the Fund's books and records required to be maintained by it pursuant to Paragraph 2 hereof. The Manager agrees that all records that it maintains for the Fund are the property of the Fund, and it will surrender promptly to the Fund any such records upon the Fund's request, provided however that the Manager may retain a copy of such records. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Manager pursuant to Paragraph 2 hereof.

    6. During the term of this Agreement, the Manager shall pay the following expenses:

        (i) the salaries and expenses of all employees of the Fund and the Manager, except the fees and expenses of Trustees who are not affiliated persons of the Manager or any Subadviser,

        (ii) all expenses incurred by the Manager in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund herein, and

        (iii) the fees, costs and expenses payable to a Subadviser pursuant to a Subadvisory Agreement.

    The Fund assumes and will pay the expenses described below:

        (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets,

        (b) the fees and expenses of Trustees who are not "interested persons" of the Fund within the meaning of the 1940 Act,

        (c) the fees and expenses of the Custodian that relate to (i) the custodial function and the recordkeeping connected therewith,
    (ii) preparing and maintaining the general accounting records of the Fund and the provision of any such records to the Manager useful to the Manager in connection with the Manager's responsibility for the accounting records of the Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, (iii) the pricing or valuation of the shares of the Fund, including the cost of any pricing or valuation service or services which may be retained pursuant to the authorization of the Board of Trustees, and
    (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund's securities,

        (d) the fees and expenses of the Fund's Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account,

        (e) the charges and expenses of legal counsel and independent accountants for the Fund,

        (f) brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions,

        (g) all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,

        (h) the fees of any trade associations of which the Fund may be a member,

        (i) the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund,

        (j) the cost of fidelity, directors' and officers' and errors and omissions insurance,

        (k) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statement and the Fund's prospectuses and statements of additional information for filing under federal and state securities laws for such purposes,

        (l) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders in the amount necessary for distribution to the shareholders,

        (m) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and

        (n) any expenses assumed by the Fund pursuant to a Distribution and Service Plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

    7. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Manager as full compensation therefor a fee at the annual rate(s) as described on the attached Schedule A with respect to the average daily net assets of the Fund. This fee will be computed daily, and will be paid to the Manager monthly. The Fund shall not pay any fee or other compensation to the Manager for the services provided and the expenses assumed pursuant to this Agreement.

    8. The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
    Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

    The Fund shall indemnify the Manager and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlements) incurred by the Manager in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Manager in connection with the performance of any of its duties or obligations under this Agreement; provided, however, that nothing contained herein shall protect or be deemed to protect the Manager against or entitle or be deemed to entitle the Manager to indemnification in respect of any liability to the Fund or its security holders to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, by reason of its reckless disregard of their duties and obligations under this Agreement.

    9. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

    10. Nothing in this Agreement shall limit or restrict the right of any officer or employee of the Manager who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

    11. Except as otherwise provided herein or authorized by the Board of Trustees of the Fund from time to time, the Manager shall for all purposes herein be deemed to be an independent contractor, and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

    12. During the term of this Agreement, the Fund agrees to furnish the Manager at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Manager, prior to use thereof and not to use such material if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Manager copies of any of the above-mentioned materials which refer in any way to the Manager. Sales literature may be furnished to the Manager hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Manager such other information relating to the business affairs of the Fund as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

    13. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

    14. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or
    (2) to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: President.

    15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

    16.  The Fund may use the name "          Fund" or any name including the
    word "Prudential" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Manager's business as Manager or any extension, renewal or amendment thereof remain in effect. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Manager, or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the name
    "          Fund" or any name including the word "Prudential" if the
    Manager's function is transferred or assigned to a company of which The Prudential Insurance Company of America does not have control.

    17. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year above written.

                                                     FUND

                                                     By:  /s/
                                                          --------------------------------------------

                                                     PRUDENTIAL INVESTMENTS LLC

                                                     By:  /s/
                                                          --------------------------------------------

                                   SCHEDULE A

Focused Growth Fund                                .90 of 1% of the Fund's average daily net
                                                   assets up to and including $1 billion and
                                                   .85% of 1% of the Fund's daily net assets
                                                   over $1 billion.

Schedule dated           , 2003